                          FORM OF RESTATED AND AMENDED
                                  AGREEMENT OF
                               TENANTS-IN-COMMON

                                  BY AND AMONG

                           AMERICAN EXPRESS COMPANY,
                          AMERICAN EXPRESS BANK LTD.,
            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.,
                             LEHMAN BROTHERS INC.,
                    LEHMAN GOVERNMENT SECURITIES, INC., AND
                      LEHMAN COMMERCIAL PAPER INCORPORATED

                                    PREMISES


                             AMERICAN EXPRESS TOWER
                               BATTERY PARK CITY
                             WORLD FINANCIAL CENTER
                               NEW YORK, NEW YORK

                                  SECTION:   1
                                  BLOCK:   16
                                  LOT:     140

                            DATED AS OF MAY 31, 1994

                               TABLE OF CONTENTS


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                                                                       PAGE
                                                                       ----
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RECITALS...............................................

DEFINITIONS............................................

ARTICLE


I.       PURPOSES AND NATURE OF THIS AGREEMENT

         1.01    Purposes of this Agreement....................
         1.02    References to Co-Tenants; Designation
                 of Representatives............................
         1.03    Interest and Space............................
         1.04    Nature of this Agreement......................

II.      MANAGEMENT OF THE PROPERTY

         2.01    Managing Co-Tenant............................
         2.02    Power and Authority Regarding Certain
                 Agreements....................................
         2.03    Property Obligations..........................
         2.04    Common Facilities.............................
         2.05    Duties of Managing Co-Tenant; Co-Tenant's
                 Changes.......................................
         2.06    Contracts.....................................
         2.07    Management Company; Change of Managing
                 Co-Tenant.....................................
         2.08    Building Security; Secure Areas...............
         2.09    Debt Obligations..............................
         2.10    Utilities; Utility Expenses; Utility
                 Facilities....................................
         2.11    Use of Space..................................
         2.12    Telecommunication Facilities and T.V.
                 Studio........................................

III.     FINANCIAL MATTERS

         3.01    Budgets.......................................

         3.02    Payment of Utility Expenses and Property
                 Obligations...................................
         3.03    Payment of Debt Obligations...................
         3.04    Funds of Co-Tenants...........................
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ARTICLE                                                                     PAGE
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     3.05    Excess Funds..................................
     3.06    Periodic Statements...........................
     3.07    Books and Records.............................
     3.08    Final Accounting..............................
     3.09    Failure to Pay................................
     3.10    Insurance.....................................



IV.  TRANSFERS

     4.01    Consent Required..............................
     4.02    Subletting Permitted..........................
     4.03    Assignments...................................
     4.04    Additional Restrictions.......................
     4.05    Transferee Use of Utility Facilities and
             Limited Common Facilities.....................
     4.06    Partition.....................................
     4.07    Right of First Offer..........................
     4.08    Right of First Refusal........................
     4.09    Required Transfers............................
     4.10    Brokerage.....................................
     4.11    Right of Disapproval..........................
     4.12    Submission to Condominium Regime..............


V.       GENERAL

     5.01    Notices.......................................
     5.02    Entire Agreement..............................
     5.03    Governing Laws................................
     5.04    Waiver........................................
     5.05    Severability..................................
     5.06    Benefit.......................................
     5.07    Terminology...................................
     5.08    Status Reports................................
     5.09    No Recording of this Agreement................
     5.10    Binding Agreement.............................
     5.11    Liability of Co-Tenants/Indemnification.......
     5.12    Claims........................................
     5.13    Consent or Approval...........................
     5.14    Term..........................................
     5.15    Arbitration...................................
     5.16    Consumer Price Index..........................
     5.17    Affirmative Action Program....................
     5.18    Signs; Name of Building.......................
     5.19    Rules and Regulations.........................
     5.20    Power of Attorney.............................

EXHIBIT A - Description of Parcel C

EXHIBIT B - Space Exhibit

EXHIBIT C - Common Facilities

EXHIBIT D - Employee Assistance Program Services

EXHIBIT E - Intentionally Deleted

EXHIBIT F - Secure Areas

EXHIBIT G - Form of Budget

EXHIBIT H - Fitness Center Services

EXHIBIT I - Medical Center Services

EXHIBIT J - Designated Locations for Lehman Messenger Center
            and Lehman Incoming Delivery Station

    THIS SECOND RESTATED AND AMENDED AGREEMENT ("Agreement") made as of this 31st day of May, 1994, by and among AMERICAN EXPRESS COMPANY ("Amexco"), a New York corporation, AMERICAN EXPRESS BANK LTD. ("AEBL"), a Connecticut corporation formerly known as American Express International Banking Corporation, AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC. ("TRSCO"), a New York corporation, LEHMAN BROTHERS INC. ("Lehman"), a Delaware corporation formerly known as Shearson Lehman Brothers Inc., Shearson/American Express Inc. and/or Shearson Lehman/American Express Inc., LEHMAN GOVERNMENT SECURITIES, INC. ("LGS"), a New York corporation formerly known as Shearson Lehman Government Securities Inc., and LEHMAN COMMERCIAL PAPER INCORPORATED ("LCP"), a New York corporation formerly known as Shearson Lehman Commercial Paper Incorporated, each having an office at American Express Tower, Three World Financial Center, New York, New York 10285.

                                    RECITALS

    A. Pursuant to a certain Agreement of Severance Lease dated as of June 15, 1983, by and between Battery Park City Authority ("BPCA"), a public benefit corporation under the laws of the State of New York, as landlord, and Olympia & York Battery Park Company ("O&Y"), a New York partnership, as tenant (as the same may have been or as the same may hereafter be modified, amended, extended, renewed or assigned, the "Lease"), a memorandum of which Lease was recorded in the Office of the Register of the City of New York,

County of New York, in reel 696, page 472, O&Y became the owner of a leasehold interest in certain real property commonly known as Parcel C at the Battery Park City Commercial Center (also known as the World Financial Center), together with certain easements and other rights in and to real property appurtenant thereto, in the borough of Manhattan, City, County and State of New York, all as more particularly described in Exhibit A annexed hereto and made a part hereof.
    B. By a certain Assignment of Severance Lease with Assumption, dated as of June 15, 1983, and recorded in the Office of the Register of the City of New York, County of New York, in reel 696, page 582, O&Y assigned to Amexco, AEBL, TRSCO and Lehman, collectively, O&Y's interest as tenant under the Lease (the "Leasehold"), and the obligations of tenant under the Lease were jointly and severally assumed by Amexco, AEBL, TRSCO and Lehman.
    C. BPCA, O&Y, and Amexco, AEBL, TRSCO and Lehman, collectively, executed a Project Operating Agreement dated as of June 15, 1983 (as the same may have been or as the same may hereafter be modified, amended, extended, renewed or assigned, the "Project Operating Agreement"), relating to operation of the Common Areas (as such term is defined in the Project Operating Agreement) of the World Financial Center, and the rights and obligations of the parties with respect thereto.

    D. Thereafter, a 51-story office building commonly known as the American Express Tower located at Three World Financial Center, New York, New York, and certain other improvements were constructed on Parcel C (collectively, "WFC" or the "Building"). The Leasehold and the Building are sometimes collectively referred to hereinafter as the "Property".
    E. By separate instruments of assignment and assumption, each dated as of May 30, 1985, Amexco, AEBL, TRSCO and Lehman, collectively as assignor, assigned all of said assignor's right, title and interest in, to and under the Lease and the Project Operating Agreement to Amexco, AEBL, TRSCO, Lehman, LGS and LCP, collectively as assignee, and said assignee accepted such assign-ments and assumed all of said assignor's obligations thereunder.
    F. (1) Pursuant to a certain Indenture dated as of December 1, 1985 (the "ABC Indenture") by and among the Tenants (hereinafter defined), as issuers, Amexco, as guarantor, and Bankers Trust Company, as trustee (the "ABC Trustee"), the Co-Tenants severally issued certain notes referred to as Series A Guaranteed Notes Due 1989, Series B Guaranteed Notes Due 1992 and Series C Guaranteed Notes Due 1997 in the aggregate principal amount of $272,690,000 (said notes, including any notes issued in exchange, substitution or replacement thereof are hereinafter collectively referred to as the "ABC Notes").

         (2) Pursuant to a certain Indenture dated as of June 1, 1985 (the "D Indenture") by and among the Co-Tenants, as issuers, Amexco, as guarantor, and Manufacturers Hanover Trust Company, as trustee (Bankers Trust Company having assumed the obligations under said Indenture of Manufacturers Hanover Trust Company, is hereinafter referred to as the "D Trustee"), the Co-Tenants severally issued certain notes referred to as 11-5/8% Guaranteed Notes Due 2000 in the aggregate principal amount of $151,679,000 (said notes, including any notes issued in exchange, substitution or replacement thereof are hereinafter collectively referred to as the "D Notes").
         (3) Pursuant to a certain Indenture dated as of June 1, 1985 (the "Z Indenture") by and among the Co-Tenants, as issuers, Amexco, as guarantor, and Chemical Bank, as trustee (the "Z Trustee"), the Co-Tenants severally issued certain notes referred to as Zero Coupon Notes Due 2000 in the aggregate original principal amount of $84,895,200 ($450,000,000 face amount payable at maturity) (said notes, including any notes issued in exchange, substitution or replacement thereof are hereinafter collectively referred to as the "Z Notes").
         (4) Pursuant to a Note Purchase Agreement dated July 29, 1986 (the "7.319% Purchase Agreement"), by and among the Co-Tenants, as issuers, Lehman Special Securities Incorporated and Sumitomo Life Insurance Company, the Co-Tenants severally issued certain notes guaranteed by Amexco referred to as 7.319% Guaranteed Notes Due 1996 in an aggregate principal amount of $30,000,000 (said notes, including any notes issued in exchange, substitution or replacement thereof are hereinafter collectively referred to as the "7.319% Notes").
         (5) Pursuant to a Note Purchase Agreement dated August 26, 1986 (the "7.187% Purchase Agreement"), by and among the Co-Tenants, as issuers, and Lehman Special Securities Incorporated, the Co-Tenants severally issued certain notes guaranteed by Amexco referred to as 7.187% Guaranteed Notes Due 1996 in an aggregate principal amount of $40,000,000 (said notes, including any notes issued in exchange, substitution or replacement thereof are hereinafter collectively referred to as the "7.187% Notes").
         (6) Pursuant to a Loan Agreement dated July 29, 1986 (the "July Yen Loan Agreement"), by and among the Co-Tenants, Amexco, as guarantor, Sumitomo Life Insurance Company and The Long-Term Credit Bank of Japan, Limited, the Co-Tenants borrowed on a several basis the aggregate principal amount of Yen 4,700,000,000, and the Co-Tenants entered into a related Currency Exchange Agreement, dated July 29, 1986 (said loan, and the obligations under said Currency Exchange Agreement, including any loans or exchange agreements made in exchange, substitution or replacement thereof are hereinafter collectively referred to as the "July Yen Loan").
         (7) Pursuant to a Loan Agreement dated August 27, 1986 (the "August Yen Loan Agreement"), by and among the Co-Tenants,

Amexco, as guarantor, The Dai-Ichi Mutual Life Insurance Company and The Long-Term Credit Bank of Japan, Limited, the Co-Tenants borrowed on a several basis the aggregate principal amount of Yen 6,100,000,000, and the Co-Tenants entered into a related Currency Exchange Agreement dated August 27, 1986 (said loan, and the obligations under said Currency Exchange Agreement, including any loans or exchange agreements made in exchange, substitution or replacement thereof are hereinafter collectively referred to as the "August Yen Loan").
         (8) Pursuant to a certain Indenture dated as of December 28, 1984 (the "11.95% Indenture"), by and between American Express Company, as issuer, and Morgan Guaranty Trust Company of New York, as Trustee (the "11.95% Trustee"), Amexco issued its 11.95% Notes Due January 15, 1995 in the original aggregate principal amount of $175,000,000 (said notes, including any notes issued in exchange, substitution or replacement thereof are hereinafter collectively referred to as the "11.95% Notes").
         (9) The ABC Indenture, D Indenture, Z Indenture, 7.319% Purchase Agreement, 7.187% Purchase Agreement, July Yen Loan Agreement, August Yen Loan Agreement, 11.95% Indenture are collectively referred to hereinafter as the "Existing Indentures". The Existing Indentures and any other indenture, agreement or instrument under which the Co-Tenants or any of them shall issue obligations the repayment of which may or shall from time to time be secured by instruments which encumber the Property or the proceeds of which shall be used in connection with the Property, other than with respect solely to a Co-Tenant's Space (hereinafter defined), are collectively referred to hereinafter as the "Indentures". The ABC Notes, D Notes, Z Notes, 7.319% Notes, 7.187% Notes, July Yen Loan, August Yen Loan and 11.95% Notes are collectively referred to hereinafter as the "Existing Notes". The Existing Notes and any other notes, exchange agreements or other instruments of the Co-Tenants or any of them, the repayment of which may or shall from time to time be secured by instruments which encumber the Property or the proceeds of which shall be used in connection with the Property are collectively referred to hereinafter as the "Notes".
    G. (1) By a mortgage dated as of March 19, 1987 (the "Superior Mortgage"), the Co-Tenants, as mortgagors, granted a leasehold mortgage in the Property to the Z Trustee, as trustee, in order to secure the payment of the Z Notes.
         (2) By a mortgage dated as of March 19, 1987 (the "Subordinate Mortgage"), the Co-Tenants, as mortgagors, granted a leasehold mortgage in the Property to the ABC Trustee and the D Trustee, as trustees, in order to secure the payment of the ABC and D Notes.
         (3) The Superior Mortgage and the Subordinate Mortgage are collectively referred to hereinafter as the "Existing Leasehold Mortgages".
The Existing Leasehold Mortgages and any other mortgages, deeds of trust or security agreements which may from time to time encumber the Property are collectively referred to hereinafter as the "Leasehold Mortgages".
    H. By a certain agreement dated May 30, 1985 (the "American Express Tower Operating Agreement"), the Co-Tenants set forth their agreement as to the enforcement and discharge of certain of their respective rights and obligations
(i) as tenants-in-common of the Property, (ii) with respect to the operation of the Building, and (iii) as parties to the Project Operating Agreement.
    I. By agreement dated as of May 6, 1987 (the "Agreement of Tenants-In-Common"), the Co-Tenants amended and restated in its entirety the American Express Tower Operating Agreement in all respects.
    J. It is the intention of the Co-Tenants that this Agreement further amend and restate in its entirety the Agreement of Tenants-In-Common in all respects, and that this Agreement shall supersede the Agreement of Tenants-In-Common and the American Express Tower Operating Agreement.
    K. Each Co-Tenant acknowledges and agrees that the Building is unique as the headquarters facility of several major financial institutions and, accordingly, there are significant security and business confidentiality requirements and other concerns with respect to the occupants and owners thereof in keeping with the desired character of the Building, as hereinafter provided.

Accordingly, the parties have agreed herein to many special and unique restrictions on their rights to sell, assign, mortgage or sublet their interests and space in the Building, which they specifically acknowledge they believe to be reasonable under the circumstances.

                                  DEFINITIONS

         As used in this Agreement, the following terms shall have the respective meanings ascribed to such terms below (all other initially capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Intercompany Agreement, dated as of the date hereof, between Holdings (as defined herein) and Amexco):
         "Distribution Date" shall mean the effective date of the distribution to holders of common shares of Amexco of all outstanding shares of common stock of Lehman Brothers Holdings Inc., a Delaware corporation ("Holdings") held by Amexco.
         "Employee Assistance Program Services" and "EAP Services" shall mean (subject to modification pursuant to Section 2.04 II) the employee assistance programs and services listed on Exhibit D hereto, it being understood that Exhibit D is intended to describe the scope and level of services currently being provided by Amexco to Lehman Co-Tenants' employees (including those special services which are provided on an as-needed basis).

         "Fitness Center Services" shall mean (subject to modification pursuant to Section 2.04 (III)) the fitness center services listed on Exhibit H hereto, it being understood that Exhibit H is intended to describe the scope and level of services currently being provided by Amexco to Lehman Co-Tenants' employees (including those special services which are provided on an as-needed basis).
         "Losses" shall mean, collectively, any and all costs and expenses arising out of any claim or action (including, without limitation, attorneys' fees, interest, penalties and costs of investigation or preparation for defense), judgments, fines, losses, claims, damages, liabilities, demands, assessments and amounts paid in settlement.
         "Medical Center Services" shall mean (subject to modification pursuant to Section 2.04 (IV)) the medical center services listed on Exhibit I hereto, it being understood that Exhibit I is intended to describe the scope and level of services currently being provided by Amexco to Lehman Co-Tenants' employees (including those special services which are provided on an as-needed basis).
         "Non-discriminatory Basis" shall mean with respect to any modification, elimination or reduction in any benefits or services granted or provided to Lehman Co-Tenants' employees and Amexco Co-Tenants' employees, a basis for such modification, elimination or reduction which treats as one group Lehman Co-Tenants' employees and Amexco Co-Tenants' employees.

         "Pre-Distribution Basis" shall mean with respect to any services, a basis for the determination and allocation of the costs and expenses incurred in providing such services which is substantially the same as that used by the parties hereto in connection with the same or substantially similar services immediately prior to the Distribution Date.
         "WFC Indebtedness" shall mean, collectively, all of the Indentures, Notes, and Leasehold Mortgages (as the same are referenced and defined in the Recitals hereof).

                                   ARTICLE I

                     PURPOSES AND NATURE OF THIS AGREEMENT

         1.01.  PURPOSES OF THIS AGREEMENT

         Amexco, AEBL, TRSCO, Lehman, LGS and LCP hereby enter into this Agreement (i) to amend and restate in its entirety the Agreement of Tenants-In-Common in all respects, (ii) to set forth their respective rights, obligations and interests as tenants-in- -common with respect to the Property,
(iii) to ensure their collective compliance with the terms, covenants and conditions of the Lease, the Project Operating Agreement and the Leasehold Mortgages, and (iv) to set forth their respective ongoing rights, obligations and interests following the distribution to holders of common shares of Amexco of all outstanding shares of common stock of Holdings held by Amexco.

         1.02.  REFERENCES TO CO-TENANTS; DESIGNATION OF REPRESENTATIVES

         (a) Amexco, AEBL, TRSCO, Lehman, LGS and LCP (and their respective successors and assigns) are sometimes hereinafter referred to collectively as the "Co-Tenants" and individually as a "Co-Tenant". Amexco, AEBL, TRSCO, Lehman, LGS and LCP are sometimes hereinafter referred to collectively as the "Initial Co-Tenants" and individually as an "Initial Co-Tenant".
         (b) Amexco, AEBL and TRSCO (and their respective successors and assigns) are sometimes hereinafter referred to collectively as the "AMEX Co-Tenants". Lehman, LGS and LCP (and their respective successors and assigns) are sometimes hereinafter referred to collectively as the "Lehman Co-Tenants".
         (c) For themselves, their respective successors and assigns, the AMEX Co-Tenants hereby designate and appoint Amexco, and the Lehman Co-Tenants hereby designate and appoint Lehman, to be their sole representative in all respects for any required or desired communications, notices, consents, approvals, demands, or any other actions, in connection with or with respect to this Agreement and all other activities of the Co-Tenants as tenants-in-common of the Property. The within designation and appointment shall continue in existence until such time as each of the AMEX Co-Tenants on one hand, or each of the Lehman Co-Tenants on the other hand, shall designate and appoint another Co-Tenant as their representative. The Co-Tenants may rely upon the actions of Amexco with respect to the AMEX Co-Tenants, and Lehman with respect to the Lehman Co-Tenants, as being binding, conclusive and duly authorized. Lehman and Amexco, in their capacities as aforesaid, are sometimes hereinafter referred to individually as a "Designated Co-Tenant" and jointly as the "Designated Co-Tenants". The Designated Co-Tenant which is not then the Managing Co-Tenant is sometimes hereinafter referred to as the "Non-Managing Designated Co-Tenant".

         1.03.  INTEREST AND SPACE

         (a) (i) Each Co-Tenant owns, as a tenant-in-common, an undivided leasehold interest in the Property and said interest is hereinafter referred to as the "Interest" of a Co-Tenant or as the "Interests" when referring to more than one Co-Tenant.
              (ii) Effective on the date of the transfer of the five floors by the Amex Co-Tenants to the Lehman Co-Tenants as contemplated under that certain Intercompany Agreement (the "Intercompany Agreement"), dated as of the date hereof, between Holdings and Amexco, the aggregate Interests of the AMEX Co-Tenants and the Lehman Co-Tenants in the Property will be as follows:

              (1) AMEX Co-Tenants............. 48.53%
              (2) Lehman Co-Tenants........... 51.47%

         (b) Each of the Co-Tenants shall have (i) the exclusive right to occupy a certain portion of space in the Property, subject to the easements granted to the Managing Co-Tenant (as hereinafter defined) in Section 1.03(c) and Section 2.10(b) hereof and any access by the Managing Co-Tenant required for the performance of its duties hereunder (subject to the provisions of this Agreement) and (ii) the non-exclusive use and benefit, along with the other Co-Tenants, of the Common Facilities (as defined in Section 2.04 hereof), subject to the provisions of
Section 4.05 with respect to Special Common Facilities (as defined in Section
2.04 hereof). That portion of the Property so occupied by each Co-Tenant shall be hereinafter referred to with respect to each Co-Tenant as that Co-Tenant's "Space". As of the date hereof, the Space occupied by the AMEX Co-Tenants and the Lehman Co-Tenants is as set forth in Exhibit B annexed hereto and made a part hereof. For purposes hereof, the term "Affiliate" shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, an Initial Co-Tenant.

         (c) The AMEX Co-Tenants and the Lehman Co-Tenants each hereby grant to the Managing Co-Tenant an easement to enter upon their respective Spaces in connection with the performance of all of the Managing Co-Tenant's duties hereunder, subject, however, to the right, to be reasonably exercised, of any Co-Tenant to condition access by the Managing Co-Tenant as to certain Secure Areas (as defined in Section 2.08).

         1.04.  NATURE OF THIS AGREEMENT

         (a) This Agreement shall not constitute the Co-Tenants as, and the Co-Tenants do not intend to be, partners or joint venturers with respect to the Property or otherwise. Except as herein expressly and specifically provided, this Agreement shall not (i) constitute any Co-Tenant the agent of any other Co-Tenant, (ii) permit any Co-Tenant to have any authority to act for or to assume any obligations or responsibilities on behalf of any other Co-Tenant,
(iii) in any manner limit or restrict the Co-Tenants in carrying on their respective separate businesses or activities, (iv) impose upon either party any fiduciary duty by reason of its carrying on its separate business or activity, or (v) impose upon any Co-Tenant any liability or obligation.
         (b) The Co-Tenants acknowledge that they have been informed that each of the Co-Tenants is or may hereafter be a stockholder or affiliate of corporations or a partner or co-venturer in partnerships and joint ventures owning or operating real property, or is or may hereafter be an owner, operator, or co-owner of real property. The Co-Tenants agree that the same shall not be deemed a breach of duty on the part of a Co-Tenant to the other Co-Tenants and shall not impose any greater or future obligation upon it.

                                   ARTICLE II

                           MANAGEMENT OF THE PROPERTY

         2.01.  MANAGING CO-TENANT

         Subject to the terms and conditions of Section 2.02(c) hereof, AEBL, TRSCO, Lehman, LGS and LCP hereby appoint Amexco to serve as the managing Co-Tenant (the "Managing Co-Tenant") and to act as the agent on behalf of the other Co-Tenants to supervise the operation of, and manage, the Property, in accordance with the terms of this Agreement.

         2.02.  POWER AND AUTHORITY REGARDING CERTAIN AGREEMENTS

    (a) Except as specifically provided in Section 2.02(b) hereof, each of the Co-Tenants hereby grants to the Managing Co-Tenant full power and authority,
         (i) with respect to the Project Operating Agreement, to serve as the Co-Tenants' representative or representatives on the Management Committee (as defined in the Project Operating Agreement) and, in connection therewith, interact and negotiate with any of the parties to the Project Operating Agreement on behalf of the Co-Tenants, and, further, to make decisions on behalf of and to bind the Co-Tenants;
         (ii) with respect to the Lease,
              (A) to represent the Co-Tenants in all dealings with the landlord under the Lease and to undertake all steps and procedures which Managing Co-Tenant shall deem necessary or desirable to protect the Co-Tenants' interest as tenant under the Lease, and, further, to satisfy the obligations of and covenants by (and thereafter obtain reimbursement from the other Co-Tenants pursuant to this Agreement), and to enforce the rights and privileges of, the Co-Tenants under the Lease, including, without limitation, by means of contesting and settling the computation of any Rental (as defined in the Lease) due under the Lease;
              (B) to represent the Co-Tenants in all dealings with any current or future subtenants or other occupants occupying the Retail (as defined in the Lease) space in the Building, including, without limitation, the negotiation, amendment, renewal and termination of leases for the Retail space, the collection of all rent due from said subtenants or occupants of said Retail space, and the use of the same in accordance with the terms hereof, and to take all steps and procedures which Managing Co-Tenant shall deem necessary or desirable to protect the Co-Tenants' interest as sublandlord under any sublease or occupancy agreements respecting said Retail space, and, further, to enforce all the rights and privileges of the Co-Tenants under any such agreements;
         (iii) with respect to the Affirmative Action Program Agreement (to which reference is made in Section 5.19 hereof), to serve as the Operator (as defined in the Affirmative Action Program Agreement) thereunder with respect to the Property and to ensure that all the terms, covenants and conditions thereof are observed, performed and/or complied with, as the case may be;
         (iv) with respect to the Leasehold Mortgages (other than the Existing Leasehold Mortgages), the Indentures (other than the Existing Indentures) and the Notes (other than the Existing Notes), to represent the Co-Tenants in all dealings with any trustees, holders or mortgagees thereof (and any successors-in-interest to such entities), as well as all other parties to said documents or entities or persons having any connection, interaction or dealings with the parties thereto and, further, to undertake all steps and procedures which Managing Co-Tenant shall deem necessary or desirable to ensure that at all times the Co-Tenants are in full compliance with all of the terms, covenants and conditions of each of the Leasehold Mortgages, the Indentures, and the Notes and to enforce all of the rights and privileges of the Co-Tenants thereunder;
         (v) with respect to contracts, agreements or any other arrangements which one or more Co-Tenants may now have, or in the future may have, with any entity or person respecting the construction, alteration, or repair of any portion of the Property to represent the Co-Tenants with respect to all matters concerning the same (except as otherwise provided herein), including, without limitation, the enforcement of the Co-Tenants' rights and privileges thereunder, and the objection to, negotiation and settlement of, all claims and disputes arising therefrom;
         (vi) with respect to any liens against the Leasehold, the Building, and/or the Improvements which are not Permitted Exceptions (as such terms are defined in the Superior Mortgage and the Subordinate Mortgage), take any remedial measures; and
         (vii) to contest and settle any real estate and commercial rent or occupancy tax proceedings and assessments relating to the Property; provided, however, that with respect to any such proceedings or assessments affecting or arising out of a Co-Tenant's Space (including any such proceedings or assessments relating to the Property as a whole), if Managing Co-Tenant shall notify a Co-Tenant of its decision not to handle any such proceeding or assessment (which notification Managing Co-Tenant shall endeavor to make as early as reasonably practical so as to avoid prejudicing the rights of the Co-Tenant of said Space), then said Co-Tenant shall have the right to contest and settle same (it being understood that said Co-Tenant shall not permit or allow such proceeding or assessment to become a lien upon the Property or any portion thereof).
    (b) With respect to the performance of its duties under this Agreement, Managing Co-Tenant shall from time to time (but not less frequently than on a quarterly basis) consult and meet with a soon to be formed advisory property management committee (the "Management Committee") in order to be aware of the needs and desires of the Co-

Tenants. The Management Committee shall act strictly in an advisory capacity (until such time as the conditions set forth in Section 2.02(c) are met) and shall have three (3) representatives designated by the Lehman Co-Tenants and three (3) representatives designated by the AMEX Co-Tenants. Nothing in this Paragraph (b) shall be construed in any way to reduce, limit or modify the final decision-making authority of the Managing Co-Tenant with respect to the operation and management of the Property. Notwithstanding anything to the contrary contained herein, without the prior approval of the Non-Managing Designated Co-Tenant, which approval shall not be unreasonably withheld or delayed, Managing Co-Tenant shall not, except as required by the Lease, the Project Operating Agreement, any Leasehold Mortgage or any Legal Requirements (as hereinafter defined):
         (i) make any expenditures or incur any obligation with respect to which the Lehman Co-Tenants, if Amexco is the Managing Co-Tenant (or the AMEX Co-Tenants, if Lehman is the Managing Co-Tenant) shall have any obligation to pay for hereunder with respect to any capital improvement to the Property the total cost of which, whether performed in one or several phases, exceeds $6,000,000, adjusted annually to reflect any increases in the Consumer Price Index (hereinafter defined);
         (ii) perform or cause to be performed any act which (other than on a temporary basis consistent with past practices and procedures which shall include reasonable coordination with the Non-Managing Designated Co-Tenant) materially and adversely affects the use or operation of data processing or communications equipment or services of any of the Co-Tenants in the Building (including, without limitation, the supply of utilities and chilled or condenser water);
         (iii) change the name of the Building, except as otherwise permitted in Section 5.20.
    (c) Notwithstanding anything to the contrary contained herein, (i) prior to the satisfaction of the WFC Indebtedness, Amexco shall be the Managing Co-Tenant and shall be permitted to assign its rights thereunder to any Affiliate or assignee without the consent of any Co-Tenant; (ii) after the satisfaction of the WFC Indebtedness, (q) if the aggregate Interests and occupancy level of the AMEX Co-Tenant is 40% or greater, then the Amex Co-Tenant shall be the Managing Co-Tenant and shall also have the right to transfer its interest (or a portion thereof 40% or greater) as Managing Co-Tenant to a single entity; (r) if either the aggregate Interest or the occupancy level of the Amex Co-Tenant is less than 40% but greater than 25%, or if the Amex Managing Co-Tenant has transferred its Interest (or a portion thereof 40% or greater) to an assignee, then either the Amex Co-Tenant or such assignee, as the case may be, shall serve as Co-Managing Co-Tenant and provided a Lehman Co-Tenant's aggregate Interest and occupancy level is greater than 40% than Lehman shall also serve as a Co-Managing Co-Tenant hereunder; (s) if either the assignee of the Amex Co-Tenant's or the Lehman Co-Tenant's aggregate Interests or occupancy levels falls below 25%, and the other Co-Tenant's aggregate Interest and occupancy level remains above 25% then the Co-Managing Co-Tenant falling below 25%, shall lose it's Co-Managing Co-Tenant status and the other Co-Managing Co-Tenant shall become Managing Co-Tenant provided its aggregate Interest and occupancy level remain above 25%; (t) if both the Amex Co-Tenant and its assignee and the Lehman Co-Tenant and its assignee aggregate Interest or occupancy level remain below 25% than both the Amex Co-Tenant and the Lehman Co-Tenant shall be Co-Managing Co-Tenants; (u) provided a Lehman Co-Tenant has an aggregate Interest and occupancy level above 40% than the Lehman Co-Tenant shall also have the same right as set forth above in sub-clause ( ) to assign to its assignee its rights as a Co-Managing Co-Tenant; and (v) if either the Amex Co-Tenant or its assignee's or the Lehman Co-Tenant's or its assignee's, as the case may be, aggregate Interest or occupancy level falls below 25% and the other's Interest and occupancy level is between 25% and 40%, then the Managing Co-Tenant whose Interest and occupancy level that is between 25% and 40% shall become the Managing Co-Tenant.
         If the Management Committee is deadlocked over the selection of the Managing Co-Tenant or any direction to be given to the Managing Co-Tenant with respect to the management of the

Property (except in the event of an emergency in which case the Managing Co-Tenant shall act in a reasonable and prudent manner) or any other matter to be determined by the Managing Co-Tenant pursuant to this Agreement, such determination shall be jointly made by the respective Chief Financial Officers of the Designated Co-Tenants. If the matter is still unresolved after ten (10) days, then either Designated Co-Tenant shall have the right to submit the matter to arbitration in accordance with Section 5.16 hereof. In the event that at any time the party that is the Managing Co-Tenant files a voluntary bankruptcy petition or has an involuntary bankruptcy petition the filed against it, then the Non-Managing Designated Co-Tenant shall immediately upon such filing become the Managing Co-Tenant.
    (d) With respect to the Existing Leasehold Mortgages, the Existing Indentures and the Existing Notes, Amexco shall represent the Co-Tenants in all dealings with (i) any trustees, holders or mortgagees thereof (and any successors-in-interest to such entities), (ii) any rating agencies (only with respect to the rating of the Existing Notes), and (iii) all other parties to said documents or entities or persons having any connection, interaction or dealings with the parties thereto. Further, Amexco shall undertake all steps and procedures which it shall deem necessary or desirable to ensure that at all times the Co-Tenants are in full compliance with all of the terms, covenants and conditions of each of the

Existing Leasehold Mortgages, the Existing Indentures, and the Existing Notes and to enforce all of the rights and privileges of the Co-Tenants thereunder. To the extent Amexco is required under the Existing Leasehold Mortgages or the Existing Indentures, the Lehman Co-Tenants shall deliver any back-up certificates or notices requested by Amexco at least three (3) business days prior to the date such back-up certificates or notices are due.

         2.03.  PROPERTY OBLIGATIONS

         (a) Each of the Co-Tenants shall be obligated, in accordance with the terms of this Agreement, to bear and pay their proportionate share of all Property Obligations (hereinafter defined). Except as hereinafter provided, the AMEX Co-Tenants' and Lehman Co-Tenants' proportionate shares of Property Obligations shall be equal to their respective Interests.
         (b) The term "Property Obligations" shall mean all (i) Rental, (ii) Common Area Charges (as such term is defined in the Project Operating Agreement) [except for Utility Expenses (hereinafter defined) with respect to the Co-Tenants' respective Spaces which are to be paid as set forth in Section
2.10 hereof], (iii) insurance premiums relating to the Property [except (A) for premiums attributable solely to insurance on a Co-Tenant's installations and/or improvements located within its Space or which relate to insurance obtained at the request, and for the exclusive benefit, of a Co-Tenant, in each such case the cost of which premiums shall be borne solely by said Co-Tenant, (B) that the cost of insurance to each Co-Tenant shall be equitably adjusted to reflect the loss experience of each Co-Tenant if premiums fluctuate as a direct result of insured losses of one or more Co-Tenants, and (C) that with the prior consent of the Managing Co-Tenant a Co-Tenant may provide its equitable share of any insurance required under the Lease and any Leasehold Mortgage], (iv) Utility Expenses with respect to those portions of the Property other than the Spaces of the Co-Tenants, (v) costs and expenses reasonably incurred and equitably determined by Managing Co-Tenant in performing its duties hereunder, including, without limitation, bookkeeping, accounting and legal fees and expenses (whether performed by independent contractors or employees of Managing Co-Tenant), and (vi) all other costs and expenses with respect to the shell, core and central systems of the Building and the Common Facilities.
         (c) Prior to the execution of this Agreement, various payments with respect to Property Obligations, Debt Obligations (as hereinafter defined) and Utility Expenses were made based upon estimated amounts. Accordingly, if and to the extent the estimated payments made prior to the execution of this Agreement by the Co-Tenants on account of Property Obligations, Debt Obligations and Utility Expenses differ from the payments based on final figures when available, there shall be appropriate adjustments, equitably determined by the Managing Co-Tenant, and each Co-Tenant shall pay its proper share of such adjustments (with interest to be applied at the Federal funds rate).

         2.04.  COMMON FACILITIES

I.  Common Facilities in General.
         (a) The term "Common Facilities" (which term shall include those Common Facilities designated on Exhibit C as "Special Common Facilities") shall mean those areas of the Property (i) not included within the Space of any Co-Tenant and (ii) intended by the Co-Tenants for the joint and common use of each of the Co-Tenants. Certain of the areas of the Property constituting Common Facilities as of the date hereof are indicated on Exhibit C annexed hereto and made a part hereof.
         (b) The Property Obligations for any Common Facility shall be comprised of the applicable (i) Maintenance Costs (hereinafter defined), and
(ii) Usage Costs (hereinafter defined).
         (c) The term "Maintenance Costs" shall mean those costs attributable to the construction, installation, decoration, alteration, maintenance, operation and repair of a Common Facility, but shall not include any Usage Costs for that Common Facility. The Maintenance Cost for any Common Facility shall be borne by each of the Co-Tenants in accordance with its respective Interest, except as provided herein.
         (d) The term "Usage Costs" shall mean those costs attributable to a Co-Tenant's use of a Common Facility, or the use thereof by a permitted subtenant or assignee of a Co-Tenant. The Usage Costs for a Co-Tenant for any Common Facility shall be determined on the basis of any of:
              (i) the cost incurred as a result of actual usage by a Co-Tenant (such Common Facilities being hereinafter referred to as "Cost-Based Common Facilities");
              (ii) the product of (A) the total Usage Costs for such Common Facility and (B) the fraction, the numerator of which shall be equal to the population of the Co-Tenant in the Building and the denominator of which shall be equal to the total popula- tion of the Building; (such Common Facilities being hereinafter referred to as "Population-Based Common Facilities");
              (iii) the product of (A) the total Usage Costs for such Common Facility and (B) the Interest of the Co-Tenant (such Common Facilities being hereinafter referred to as "Interest-Based Common Facilities"); or
              (iv) with respect to the Building's Retail space, cashiers and credit union area, telecommunication facilities (the "Telecommunication Facilities") and the television studio located at the +12.5 foot level of the Building (the "T.V. Studio"), the Usage Costs shall be determined as provided in Exhibit C hereof.
         (e) From time to time, the Managing Co-Tenant shall reasonably and equitably determine (i) the Maintenance Costs and Usage Costs for all Common Facilities (other than the Usage Costs for the T.V. Studio and the Telecommunication Facilities), and (ii) which Common Facilities shall constitute Cost-Based Common Facilities, Population-Based Common Facilities and Interest-Based Common Facilities. As of the date hereof, the Cost-Based Common Facilities, Population-Based Common Facilities and Interest-Based Common Facilities are as indicated on Exhibit C.
         (f) Managing Co-Tenant shall have the right to segregate any Common Facility in the Building, including, without limitation, mail services, shipping and receiving facilities, elevators and utilities, such that one or more Co-Tenants shall have the exclusive use of all or a portion of such segregated facilities (the "Segregated Facilities"), provided that no Co-Tenant shall be excluded from the benefit or use of any Segregated Facility unless and until a suitable substitute for such facility is provided. Any Co-Tenant or Co-Tenants benefitting from a Segregated Facility to the exclusion of any other Co-Tenants shall bear an equitable portion of the Property Obligations in respect thereof and with respect to any substitute therefor.
         (g) The Managing Co-Tenant may, from time to time, upon not less than twenty (20) days notice to the Non-Managing Designated Co-Tenant (the "Notice Period"), convert a Common Facility (or portion thereof) to office space (a "Proposed Converted Common Facility"), provided that the same is done in compliance with all applicable laws and regulations, the terms and provisions of the

Lease and any Leasehold Mortgages. The Proposed Converted Common Facility may be occupied either by means of reallocation of Interests or by means of a sublease executed by the Managing Co-Tenant on behalf of the Co-Tenants. Notwithstanding the foregoing, the Non-Managing Designated Co-Tenant shall have the right at any time prior to the expiration of the Notice Period to give notice (the "Election Notice") to the Managing Co-Tenant pursuant to which the Non-Managing Designated Co-Tenant agrees to assume for its own use, and, at its option, the use of certain of the other Co-Tenants, the operation and cost of the Proposed Converted Common Facility (in either its entirety or as reduced pursuant to the terms below) including, without limitation, all Rental (as such term is defined in the Lease), Maintenance Obligations and Utility Expenses attributable to the Proposed Converted Common Facility as well as all costs and expenses under all service provider and vendor contracts related thereto. In the Election Notice, the Non- Managing Designated Co-Tenant shall also state whether it desires to reduce the size of the Proposed Converted Common Facility and, if so, the amount of space which it desires to reduce (the "Space Reduction"). If the Non-Managing Designated Co-Tenant elects a Space Reduction, then the Managing Co-Tenant, working together with the Non-Managing Designated Co-Tenant, shall prepare or cause to be prepared plans and specifications for the Space Reduction and arrange for the necessary work, all of which shall be at the sole cost and expense of the Non-Managing Designated Co-Tenant. If Managing Co-Tenant, in its reasonable discretion, determines that the Space Reduction cannot be accomplished, in whole or in part, then the Non-Managing Designated Co- Tenant shall accept the Proposed Converted Common Facility in its present or partially reduced size and with respect to the amount of space that cannot be eliminated through the Space Reduction, the Non-Managing Designated Co-Tenant shall not be required to pay the Rental with respect thereto other than as a Co-Tenant hereunder. The Non-Managing Designated Co-Tenant shall accept the proposed Converted Common Facility (together with its trade fixtures and equipment in "as is" condition) and assume control and operation of the Proposed Converted Common Facility on the date which is the later of (i) sixty (60) days after giving the Election Notice, and (ii) ten
(10) days after Managing Co-Tenant completes the alterations referred to above. In connection therewith, the Managing Co-Tenant shall work in close cooperation with the Non-Managing Designated Co-Tenant to ensure a smooth and orderly transition. Notwithstanding the foregoing, except as otherwise required by the Lease, Project Operating Agreement, any Leasehold Mortgage or any Legal Requirements, the Managing Co-Tenant shall not convert the lobby areas on the street and mezzanine levels of the Building to office space if (i) such conversion will materially reduce the fair market value of the Property, or
(ii) the size of the lobby area, as reduced, will not be consistent with other first class office buildings in the New York City area.
         (h) Except as otherwise provided herein, Managing Co-Tenant shall (i) make the Common Facilities available to all Co-Tenants on a reasonable and equitable basis, and (ii) control all Building systems and utilities in order to maintain the Building in the manner contemplated by this Agreement; provided, however, that no assignee, transferee or subtenant of a Lehman Co-Tenant shall have any right to the use or service of the Employee Assistance Programs, the Fitness Center or the Medical Center (as such terms are defined herein) but shall be entitled to use all other Common Facilities in accordance with the terms hereof. Notwithstanding the foregoing, any assignee, transferee or subtenant that is an Affiliate of a Lehman Co-Tenant shall have the right to use all of the Common Facilities in accordance with the terms hereof.

II.  Employee Assistance Programs.
         (a) On and after the Distribution Date, Managing Co-Tenant shall provide EAP Services to Lehman Co-Tenants' employees. The costs and expenses of providing such EAP Services shall be determined and allocated on a Pre-Distribution Basis in good faith by Managing Co-Tenant after consultation with Lehman. AMEX Co-Tenants or Lehman Co-Tenants may at any time propose changes to the EAP Services being provided.

         (b) Notwithstanding Section (a) above, following the Distribution Date, Managing Co-Tenant may make changes in the scope and level of EAP Services it provides to Lehman Co-Tenants employees so long as any such change is made on a Non-discriminatory Basis; provided, however, that (i) Managing Co-Tenant shall notify Lehman in writing of any such proposed change which is reasonably likely to materially adversely affect Lehman Co-Tenants' employees (and its good faith estimate of the cost and expense implications thereof) at least 90 days prior to such change being implemented and (ii) Managing Co-Tenant shall continue to provide the then- existing level of the applicable service (or such other level as the parties hereto may then agree) to Lehman Co-Tenants employees if Lehman (A) so requests in writing and (B) agrees to pay to Managing Co-Tenant an amount equal to all of Managing Co-Tenant's incremental costs for providing such services. In the event that Managing Co-Tenant proposes to cease providing all or substantially all EAP Services, the rights granted to Lehman pursuant to clause (ii) above shall not be available to Lehman Co- Tenants. Should Managing Co-Tenant propose to cease providing all EAP Services, Lehman Co-Tenants shall have the option to (A) occupy and use in connection with its provision of such services to Lehman Co-Tenants' employees the Space Managing Co-Tenant theretofore occupied in connection with Managing Co-Tenant's provision of such services, such Space shall be treated as a Proposed Converted Common Facility pursuant to Section

2.04(I)(g), and (B) offer continued employment to the EAP Services staff, without interference by Amexco, in connection with the provision by Lehman of such services to Lehman Co-Tenants employees. Lehman shall offer to the Amex Co-Tenants EAP Services on the same basis as made available to the Lehman Co-Tenants.
         (c) Lehman may, upon 180 days' written notice to Managing Co-Tenant, request that Managing Co-Tenant provide to Lehman Co-Tenants' employees a reduced level of EAP Services and following such 180 day notice period, Managing Co-Tenant shall provide to Lehman Co-Tenants' employees such reduced level of services and will adjust charges to Lehman if reduced services decrease operating costs as reasonably determined by Managing Co-Tenant, provided, however, that Lehman cannot provide such reduced level of EAP Services within the Building.
         (d) Lehman may, upon 180 days' written notice to Managing Co-Tenant, request that Managing Co-Tenant cease providing any EAP Services to Lehman Co-Tenants' employees and not later than the last day of such notice period Managing Co-Tenant shall cease providing such services to Lehman Co-Tenants' employees.
         (e) Consistent with past practices, Managing Co-Tenant shall use its reasonable efforts to provide to Lehman, at Lehman's request, information regarding services provided by competitors which are similar to EAP Services. If Lehman determines for reasons of cost to replace Managing Co-Tenant as its EAP Services provider, in whole or in part, Managing Co-Tenant shall have the right, for a period of 90 days following written notice by Lehman of its proposed change, to match the level and cost of services to which Lehman proposes to change.
         (f) Managing Co-Tenant shall prepare and deliver to Lehman, on or prior to June 30 of each year, unless otherwise agreed to by both parties, a proposed operating budget for EAP Services. Each such budget (other than the budget for 1994) shall contain estimated staff bonuses as an item thereof.
Each operating budget, and any changes made thereto made during any budgeted year, shall be prepared in good faith by Managing Co-Tenant, in consultation with Lehman. Lehman shall give Managing Co-Tenant at least 180 days' prior notice of any proposed change that is reasonably likely to materially increase or decrease the number of employees needed to provide EAP Services.
         (g) Lehman shall have the right to participate in and make recommendations with respect to the performance appraisal process and compensation review process, including bonus recommendations, for all EAP Services staff and the right to participate in the hiring process for new [exempt] staff. Lehman shall also have the right to review and approve all written communications to Lehman Co-Tenants' employees concerning EAP Services.
         (h) Managing Co-Tenant shall cause the EAP Services staff to, on substantially the same basis as prior to the Distribution

Date, maintain in a reasonably confidential manner all records and files relating to Lehman Co-Tenants' employees. Managing Co- Tenant shall cause to be continually maintained, in a manner consistent with past practices and procedures intended to ensure that any information relating to the businesses or activities of Lehman Co-Tenants obtained from any Lehman Co-Tenants' employee in connection with such employee's participation in EAP Services shall not be disclosed to any representative of AMEX Co-Tenants or any other party (other than EAP Services staff, or Medical Services staff on an as-needed basis), except as required by law as may be interpreted in good faith by Amexco.
         (i) Notwithstanding the Managing Co-Tenant's obligation contained in this Article II, Lehman hereby agrees and acknowledges that Managing Co-Tenant may engage any third party to provide all or any EAP Services, subject to the provisions of this Article II. Lehman shall have the right to participate in and make recommendations prior to Managing Co-Tenant's engagement of a third party.
         (j) Notwithstanding anything to the contrary contained in (f), (g) and (i) above, Managing Co-Tenant shall have the right to make any final decisions with respect thereto, except with respect to the scope and level of services provided to the Lehman Co- Tenants.

III.     Fitness Centers.
         (a) On and after the Distribution Date, Managing Co-Tenant shall provide Fitness Center Services with respect to the fitness centers on the fourth and forty-fourth floors of the Building (collectively, the "Fitness Center") to AMEX Co-Tenants' and Lehman Co-Tenants' employees. The costs and expenses of providing such Fitness Center Services shall be determined and allocated on a Predistribution Basis in good faith by Managing Co-Tenant after consultation with Lehman. Amexco or Lehman may at any time propose changes to the Fitness Center Services being provided.
         (b) Notwithstanding Section (a) above, following the Distribution Date, Managing Co-Tenant may make changes in the scope and level of Fitness Center Services it provides to Lehman Co-Tenants' employees so long as any such change is made on a Non- discriminatory Basis; provided, however, that (i) Managing Co-Tenant shall notify Lehman in writing of any such proposed change which is reasonably likely to materially adversely affect Lehman Co-Tenants' employees (and its good faith estimate of the cost and expense implications thereof) at least 90 days prior to such change being implemented and (ii) Managing Co-Tenant shall continue to provide the then-existing level of the applicable service (or such other level as the parties hereto may then agree) to Lehman Co-Tenants' employees if Lehman (A) so requests in writing and (B) agrees to pay to Managing Co-Tenant an amount equal to all the incremental costs incurred for providing such services. In the event that Managing Co-Tenant proposes to cease providing all or substantially all Fitness Center Services, the rights granted to Lehman pursuant to clause (ii) above shall not be available to Lehman. Should Managing co-Tenant propose to cease providing all Fitness Center Services, Lehman Co-Tenants shall have the option to (A) occupy and use in connection with its provision of such services to Lehman Co-Tenants' employees the Space Managing Co-Tenant theretofore occupied in connection with Managing Co-Tenant's provision of such services, such Space shall be treated as a Proposed Converted Common Facility pursuant to Section 2.04(I)(g), and (B) offer continued employment to the Fitness Center Services staff, without interference by Amexco, in connection with the provision by Lehman of such services to Lehman Co-Tenants' employees. Lehman shall offer to the Amex Co-Tenants the Fitness Center services on the same basis as made available to the Lehman Co-Tenants.
         (c) Lehman may, upon 180 days' written notice to Managing Co-Tenant, request that Managing Co-Tenant provide to Lehman Co-Tenants' employees a reduced level of Fitness Center Services and following such 180 day notice period, Managing Co-Tenant shall provide to Lehman Co-Tenants' employees such reduced level of services and will adjust the charges to Lehman if such reduced services decrease operating costs as reasonably determined by Managing Co-Tenant, provided, however, that Lehman cannot provide such reduced Fitness Center services within the Building.
         (d) Lehman may, upon 180 days' written notice to Managing Co-Tenant, request that Managing Co-Tenant cease providing any Fitness Center Services to Lehman Co-Tenants' employees and not later than the last day of such notice period Managing Co-Tenant shall cease providing such services to Lehman Co-Tenants' employees.
         (e) Consistent with past practices, Managing Co-Tenant shall use its reasonable efforts to provide to Lehman, at Lehman's request, information regarding services provided by competitors which are similar to Fitness Center Services. If Lehman determines for reasons of cost to replace Managing Co-Tenant as its EAP Services provider, in whole or in part, Managing Co-Tenant shall have the right, for a period of 90 days following written notice by Lehman of its proposed change, to match the level and cost of services to which Lehman proposes to change.
         (f) Managing Co-Tenant shall prepare and deliver to Lehman Co-Tenants, on or prior to June 30 of each year unless otherwise agreed by both parties, a proposed operating budget for Fitness Center Services. Each such budget (other than the budget for 1994) shall contain estimated staff bonuses as an item thereof. Each operating budget, and any changes made thereto during any budgeted year, shall be prepared in good faith by Managing Co-Agent, in consultation with Lehman. Lehman shall give Managing Co-Tenant at least 180 days prior notice of any proposed change that is reasonably likely to materially increase or decrease the number of employees needed to provide Fitness Center Services.
         (g) Lehman shall have the right to participate in the performance appraisal process and compensation review process, including bonus recommendations, for all Fitness Center Services staff and the right to participate in the hiring process for new [exempt] staff. Lehman shall also have the right to review and approve all written communications to Lehman Co-Tenants' employees concerning Fitness Center Services.
         (h) Upon the Distribution Date, the fitness center on the fourth floor will be renamed the "WFC Fitness Center".
         (i) Six months after the Distribution Date (which period is subject to reasonable extension to be mutually agreed upon by the parties), if Lehman so chooses, it may expand the WFC Fitness Center to accommodate an additional Three Hundred (300) Lehman Co- Tenants' members thereof. In connection therewith, Lehman will pay the construction expense thereof and the expense of the purchase of new equipment.
         (j) After the Distribution Date, Managing Co-Tenant will replace all the shirts (the "Shirts") currently used at the Fitness Center with two thousand (2,000) new shirts reflecting the new name "WFC Fitness Center". Managing Co-Tenant will also replace all the forms (the "Forms") currently used at the Fitness Center to reflect the new name (including enrollment forms, risk check forms, letterhead and envelopes, and laminated clothing center cards). The 1994 WFC Health and Fitness Center operating budget has been approved by Amexco and Lehman to include an allocation covering 100% of the replacement costs of the Forms and 50% of the replacement costs of the Shirts. Lehman will pay the remaining 50% of the replacement costs of the Shirts.
         (k) Managing Co-Tenant shall cause the Fitness Center Services staff to, on substantially the same basis as prior to the Distribution Date, maintain in a reasonably confidential manner all records and files relating to Lehman Co-Tenants' employees.
         (l) Lehman Co-Tenants shall be entitled to have 59% of the membership of the WFC Fitness Center if and when the WFC Fitness Center expansion occurs pursuant to paragraph (h). Until such expansion occurs, the membership shall be populational based.
         (m) Lehman shall have the right to participate in the performance appraisal process and compensation review process, including bonus recommendations, for all Fitness Center staff and the right to participate in the hiring process for new [exempt] staff. Lehman shall also have the right to review all written communications to members and potential members of the Fitness Center.

         (n) Upon request and at no additional cost, the Fitness Center Services staff will provide advice and oversight to Lehman about the establishment and operation of a fitness center, at 101 Hudson Street, Jersey City, New Jersey, and/or other locations within New York/New Jersey Metropolitan area (each an "Additional Fitness Center") and advise and consult about the establishment and operation of a fitness center in locations throughout the domestic United States.
         (o) Upon request and on such terms and conditions, including additional fees, as the parties may mutually agree, the Fitness Center Services staff will supervise and manage the operation of one or more Additional Fitness Centers.
         (p) Lehman hereby agrees and acknowledges that in connection with Managing Co-Tenant's obligations contained in this Article III, Managing Co-Tenant may, consistent with past practice and procedures, at its sole discretion, engage any third party to provide all or any Fitness Center Services subject to the provisions of this Article III.
         (q) Notwithstanding anything to the contrary contained in Section 2.04(III), Managing Co-Tenant shall have the right to make any final decisions with respect thereto, except with respect to the scope and level of services provided to the Lehman Co-Tenants.

IV. Medical Center.

         (a) On and after the Distribution Date, Managing Co-Tenant shall provide Medical Center Services in the medical center of the Building ("Medical Center") to all AMEX Co-Tenants' and Lehman Co-Tenants' employees. The costs and expenses of providing such Medical Center Services shall be determined and allocated on a Pre-Distribution Basis. Amexco or Lehman may at any time propose changes to the Medical Center Services being provided.
         (b) Notwithstanding Section (a) above, following the Distribution Date, Managing Co-Tenant may make changes in the scope and level of services it provides to Lehman Co-Tenants' employees so long as any such change is made on a Non-discriminatory Basis; provided, however, that (i) Managing Co-Tenant shall notify Lehman in writing of any such proposed change which is reasonably likely to materially adversely affect Lehman Co-Tenants' employees (and its good faith estimate of the cost and expense implications thereof) at least 90 days prior to such change being implemented and (ii) Managing Co-Tenant shall continue to provide the then- existing level of the applicable service (or such other level as the parties hereto may then agree) to Lehman Co-Tenants' employees if Lehman (A) so requests in writing and (B) agrees to pay to Managing Co-Tenant an amount equal to all the incremental costs incurred for providing such services. In the event that Managing Co-Tenant proposes to cease providing all Medical Center

Services, the rights granted to Lehman pursuant to clause (ii) above shall not be available to Lehman. Should Managing Co-Tenant propose to cease providing all Medical Center Services, Lehman Co-Tenants shall have the option to (A) occupy and use in connection with its provision of such services to Lehman Co-Tenants's employees the Space Managing Co-Tenant theretofore occupied in connection with Managing Co-Tenant's provision of such services, to the extent such Space is reasonably divisible from Space occupied by AMEX Co-Tenants in connection with functions unrelated to such services, such Space shall be treated as a Proposed Converted Common Facility pursuant to Section 2.04(I)(g), and (B) offer continued employment to the Medical Center Services staff, without interference by Amexco, in connection with the provision by Lehman of such services to Lehman Co-Tenants' employees. Lehman shall offer to the Amex Co-Tenants the Medical Center Services on the same basis as made available to the Lehman Co-Tenants.
         (c) Lehman may, upon 180 days' written notice to Managing Co-Tenant, request that Managing Co-Tenant provide to Lehman Co-Tenants' employees a reduced level of Medical Center Services and following such 180 day notice period, Managing Co-Tenant shall either provide to Lehman Co-Tenants' employees such reduced level of services and will adjust charges to Lehman if reduced services decrease operating costs as reasonably determined by Managing Co-Tenant, provided, however, that Lehman cannot provide such reduced Medical Services within the Building.
         (d) Lehman may, upon 180 days' written notice to Managing Co-Tenant, request that Managing Co-Tenant, cease providing any Medical Center Services to Lehman Co-Tenants employees and not later than the last day of such notice period Managing Co-Tenant shall cease providing such services to Lehman Co-Tenants' employees.
         (e) Consistent with past practices, Managing Co-Tenant shall use its reasonable efforts to provide to Lehman, at Lehman's request, information regarding services provided by competitors which are similar to Medical Center Services. If Lehman determines for reasons of cost to replace Managing Co-Tenant as its EAP Services provider, in whole or in part, Managing Co-Tenant shall have the right, for a period of 90 days following written notice by Lehman of its proposed change, to match the level and cost of services to which Lehman proposes to change.
         (f) Managing Co-Tenant shall prepare and deliver to Lehman Co-Tenants, on or prior to June 30 of each year, a proposed operating budget for Medical Center Services. Each such budget (other than the budget for 1994) shall contain estimated staff bonuses as an item thereof. Each operating budget, and any changes thereto during any budgeted year, shall be prepared in good faith by Managing Co-Agent, in consultation with Lehman.

Lehman shall give Managing Co-Tenant at least 180 days prior notice of any proposed change that is reasonably likely to materially increase or decrease the number of employees needed to provide Medical Center Services.
         (g) Lehman shall have the right to participate in the performance appraisal process and compensation review process, including bonus recommendations, for all Medical Center Services staff and the right to participate in the hiring process for new [exempt] staff. Lehman shall also have the right to review and approve all written communications to Lehman Co-Tenants employees concerning Medical Center Services.
         (h) Upon the Distribution Date, the Medical Center will be renamed the "WFC Medical Department".
         (i) Managing Co-Tenant shall cause the Medical Center Services staff to, on substantially the same basis as prior to the Distribution Date, maintain in a reasonably confidential manner all records and files relating to Lehman Co-Tenants employees.
         (j) Upon request and at no additional cost, the Medical Center Services staff will provide advice and oversight to Lehman about the establishment and operation of a medical center located within the New York/New Jersey Metropolitan area (each an "Additional Medical Center") and shall provide advice and consultation with respect to the establishment and operation of medical centers to be located within the domestic United States.

         (k) Lehman hereby agrees and acknowledges that in connection with Managing Co-Tenant's obligations contained in this Article IV, Managing Co-Tenant may, consistent with past practice, at its sole discretion, engage any third party to provide all or any Medical Center Services subject to the provisions of this Article IV.
         (l) Notwithstanding anything herein to the contrary, Managing Co-Tenant shall not be required to provide any Medical Center Services which would subject the Managing Co-Tenant, in its good faith judgment, to an unacceptable risk of [significant] liability.

V.  Parking Facilities.

         (a) The parking spaces located within the Building (except for the P-3 parking spaces currently used for storage and the seven (7) spaces on P-4 and P-3 levels of the Building that are considered unusable for parking) shall be considered to be Common Facilities and shall be allocated by the Managing Co-Tenant in accordance with each Co-Tenant Interest. The cost of any parking spaces allocated to a Co-Tenant shall be borne by such Co-Tenant as a Cost-Based Common Facility. The cost of all other parking spaces shall be borne by the Co-Tenants as an Interest-Based Common Facility.
         (b) In the event that in the future (i) any of the parking spaces currently located within the Building become available, or (ii) the number of available parking spaces is decreased , Managing Co-Tenant shall allocate the available parking spaces among the Co-Tenants, in accordance with each Co-Tenant's Interest, on a basis consistent with that used immediately prior to the Distribution Date.

VI. Conference Center Services.

         On and after the Distribution Date, Lehman shall have the right to use the WFC Conference Center on the 26th Floor of the Building, the costs and expenses of which use shall be determined and allocated on a Pre-Distribution Basis. All conference rooms and the auditorium will, consistent with past practice, be reserved and used on a first-come-first serve basis, except that
(i) two large conference rooms shall be permanently designated as Lehman rooms and not be used by anyone other than Lehman without Lehman's prior consent and
(ii) two large conference rooms shall be permanently designated Amexco rooms and not be used by anyone other than Amexco without Amexco's prior consent.
Any Co-Tenant may use the WFC Conference Center after normal business hours, the costs and expenses of which use shall be reasonably determined by the Managing Co-Tenant and borne exclusively by the Co-Tenant using the WFC Conference Center during such period.

VII. Food Service.

         On and after the Distribution Date, Lehman shall have the right to continue using the contracted food services for the

Building, including the WFC Cafeteria, the WFC Trader Food Services, Marcellus Berry, the 19th Floor Executive Food Services and the WFC Conference Catering (but specifically excluding executive dining services on the 50th Floor of the WFC) on the same basis as it was permitted to use such services and facilities prior to the Distribution Date. Amexco and Lehman shall jointly review all contracted food services on a quarterly basis, provided that Amexco shall have the right to make all final decisions with respect to contracted food services subject to the terms and conditions contained herein.

VIII.  Lehman Library.

         On and after the Distribution Date, Amexco employees shall have the right to continue to use the Lehman Library located on the __ floor of the Building on the same basis as was permitted immediately prior to the Distribution Date. Notwithstanding the foregoing, upon 60 days notice, Lehman shall retain the right to discontinue operation of the Lehman Library provided such discontinuance is made on a non-discriminatory basis.

IX. Mail, Messengers and Delivery Services.

         (a) On an after the Distribution Date, Amexco shall no longer provide to Lehman at the WFC any package or courier acceptance or delivery services and Amexco messengers will no longer be permitted on Lehman floors at the WFC without permission. On an after the Distribution Date, Lehman shall have the right to establish and operate a Lehman messenger center in a designated portion of the existing Amexco Messenger Center in the WFC Lobby and to establish and operate a Lehman incoming delivery station at the WFC loading dock, each such location as further described in Exhibit J hereto. On and after the Distribution Date, all small packages delivered to Lehman by the United States Postal Service shall be delivered via the internal conveyor system in the Building. At the request of Lehman, Amexco shall provide courier services and for the acceptance and delivery of packages at a cost to Lehman of Two Dollars and Sixty Cents ($2.60) per piece [subject to CPI Increase] for inbound delivery service [and at its cost for outbound service.] Any adjustment to such prices must be pre-approved by Amexco and Lehman.
         (b) On and after the Distribution Date, Amexco shall provide Lehman with outgoing domestic and international courier mail services at the WFC substantially similar to those provided immediately prior to the Distribution Date. Amexco will charge Lehman a handling charge for such courier services at the rate of $2.35 per piece during 1994; thereafter such price may be adjusted on an annual basis, the determination and allocation of costs and expenses being made on Pre-Distribution Basis (unless otherwise determined by both Amexco and Lehman). Lehman will continue to be responsible for all direct courier mail charges. Amexco will use only couriers [for Lehman] which have been pre-approved by Lehman.

Lehman has the right at any time on reasonable notice to Amexco to discontinue using such Amexco outgoing courier mail service and to establish and operate its own outgoing courier mail services at the Building either in the Space of any Lehman Co-Tenant or in an area reasonably designated by Amexco (i.e., not in the Space of any Amex Co-Tenant).
         (c) On and after the Distribution Date, Lehman shall have a right to establish and maintain a presence on the WFC loading dock (not to exceed one Lehman employee), which in addition to providing any services referred to in section (a) and (b) above, shall have the right to direct all incoming and outgoing Lehman parcels, records and equipment.
         (d) On and after the Distribution Date, Amexco will continue to sort and distribute all incoming domestic and inter- national Lehman mail on the same basis as immediately prior to the Distribution Date, except that it will deliver research mail to Lehman three (3) times a day. The costs and expenses of providing such services shall be determined and allocated on a Pre-Distribution Basis. For the duration of 1994, Lehman shall pay to Amexco a fee for such services in the annual amount of Two Hundred and Seventy Six Thousand Dollars ($276,000) (to be billed at Twenty-Three Thousand Dollars ($23,000) monthly). Any adjustments to such rate shall be pre-approved by Amexco and Lehman and shall reasonably account for substantial increases or decreases in volume of Lehman Co-Tenants.
         (e) On and after the Distribution Date, Amexco will continue to pick up and deliver Lehman records to and from the warehouse in Piscataway, New Jersey and to and from Lehman offices in New York City [and 101 Hudson] on the same basis as immediately prior to the Distribution Date. The costs and expenses of providing such services [is included in the Two Hundred and Seventy Six Thousand Dollars ($276,000) referenced above]. Lehman may at any time on reasonable notice to Amexco discontinue utilization of such services.

X. Communication Bins and Other Communications on Shared Floors.

         (a) On and after the Distribution Date, all of the Lehman and Amexco discount flyers located in the front two lobby bins of WFC shall be available to all Co-Tenants' employees. The bins shall be clearly identified as containing the information of either Amexco or Lehman.
         (b) On and after the Distribution Date, the present job posting window and retail merchandise windows shall remain under the exclusive control of Amexco.
         (c) On and after the Distribution Date, Amexco shall continue to maintain the posting of any required governmental communications in the windows located on the third floor of WFC.

Upon request, Lehman shall have the use of such windows on an as needed basis for the purpose of posting required notices.
         (d) On and after the Distribution Date, both Amexco and Lehman shall obtain the pre-approval of the other for the use of the employee cafeteria in WFC for events to occur during the cafeteria's regular hours of operation, including, without limitation, events where either Amexco or Lehman is a co-sponsor.
         (e) On and after the Distribution Date, both Amexco and Lehman shall notify the other in advance of posting or distributing of any business announcements including, without limitation, announcements with regard to new clients, (i) in the public areas of WFC, (ii) in the lobby area of WFC, (iii) at the bottom of escalators in WFC, or (iv) in any Common Facility. Should a possible conflict of business interest exist, both Amexco and Lehman shall obtain the pre-approval of the other in advance of such postings.
         (f) On and after the Distribution Date, Amexco shall turn off all television monitors on the floors occupied by Lehman Co-Tenants until Lehman is able to determine whether each Lehman Co-Tenant can use the monitors for its own communication messages.
         (g) On and after the Distribution Date, Amexco and Lehman shall advise each other in advance of, and assume coordinating responsibility of, participating in the use of any area outside of the security turnstiles of the Amexco lobby in WFC.

Should a possible conflict of business interest exist, Amexco and Lehman shall obtain from the other pre-approval for such use.
         (h) On and after the Distribution Date, the Co-Tenants shall determine the costs for programming television monitors to broadcast programs of Lehman and the "stock crawl" to floors occupied by Lehman Co-Tenants.
Should Amexco and Lehman mutually approve of such costs, they will subsequently implement the broadcast of such programs.

         2.05.  DUTIES OF MANAGING CO-TENANT; CO-TENANT'S CHANGES

         (a) Managing Co-Tenant shall, as agent for and at the expense of the Co-Tenants and subject to and in accordance with the terms and provisions of this Agreement, the Lease, the Project Operating Agreement, any Leasehold Mortgages and the Affirmative Action Program Agreement, (i) make or cause to be made all necessary or desirable repairs and improvements to the shell, core and central systems of the Building and the Common Facilities, (ii) purchase needed materials and supplies with respect thereto or otherwise in accordance with the provisions of this Agreement, (iii) satisfy, in a timely manner, the Property Obligations and the Debt Obligations (as hereinafter defined), and (iv) make all other necessary and ordinary expenditures in connection with the operation, repair, improvement and maintenance of the shell, core and central systems of the Building and the Common Facilities, each as Managing Co-Tenant shall reasonably deem advisable or necessary in the performance of its duties hereunder. In performing its duties under (i) above, the Managing Co-Tenant shall act in a reasonable and prudent manner so as not to unduly disrupt the Co-Tenant's business.
         (b) Managing Co-Tenant shall have the authority to hire, discharge and supervise independent contractors and all operating, service and maintenance personnel, service contractors, architects, space planners, attorneys and other consultants engaged in furnishing services in the performance of Managing Co-Tenant's duties hereunder.
         (c) Upon obtaining knowledge thereof, each Co-Tenant shall promptly notify Managing Co-Tenant of any violation, order, rule or determination of any Federal, State or municipal authority affecting the Property. Managing Co-Tenant shall diligently attempt to obtain, renew and extend as and when necessary, all permits, licenses and other governmental authorizations necessary to operate the Building and/or the Leasehold and any cost or expense incurred in connection therewith shall be considered a Property Obligation, except for the cost and expense of any such item required with respect to a Co-Tenant's Space, which shall be borne by such Co-Tenant.
         (d) (i) Each Co-Tenant may make any proposed alterations, repairs, additions or improvements (collectively, "Co-Tenant's Changes") to its Space, provided that any such Co-Tenant's

Changes are performed in compliance with the provisions of this Agreement. Prior to the performance of any Co-Tenant's Change, the Co-Tenant in whose Space the Co-Tenant's Change is proposed to be made shall deliver to Managing Co-Tenant (1) the identity of the architect(s) and engineer(s) preparing plans and specifications relating to such proposed Co-Tenant's Change, (2) complete plans and specifications (including layout, architectural, mechanical and structural drawings and specifications) relating to such proposed Co-Tenant's Change, and (3) any additional information which may be required by the Lease or any Leasehold Mortgage with respect to such proposed Co-Tenant's Change. Upon receipt of the materials listed in (1) through (3) above, Managing Co-Tenant shall with all reasonable diligence (but in no event later than ten
(10) days after receipt thereof) review such materials and advise the submitting Co-Tenant of those additional materials, if any, which are required for submission to the landlord under the Lease and/or the holders of any Leasehold Mortgage, and/or, if applicable, any objections by any of the parties required to give consent under clause (d)(ii) below. When all such materials have been provided to Managing Co-Tenant, Managing Co-Tenant shall promptly submit such materials to the landlord under the Lease and the holders of any Leasehold Mortgage for any required consent to the performance of the proposed Co-Tenant's Change. Thereafter, Managing Co-Tenant shall, using reasonable commercial efforts, pursue any such required consent and shall transmit to the submitting Co-Tenant any requests or comments made by the landlord under the Lease or the holders of any Leasehold Mortgage with respect to the proposed Co-Tenant's Change.
              (ii) No Co-Tenant's Change shall be performed unless and until the landlord under the Lease and the holders of any Leasehold Mortgages have consented to the proposed Co-Tenant's Change, or Managing Co-Tenant has determined that no such consent is required (which determination shall be diligently made). All Co-Tenant's Changes:
                          (A)  shall be made solely at the expense of the
Co-Tenant in whose Space said Co-Tenant's Change is proposed to be made;
                          (B)  shall be performed in accordance with all laws,
orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and all applicable requirements of insurance bodies having jurisdiction over the Property (collectively, "Legal Requirements") [and there shall be delivered to Managing Co-Tenant prior to the performance of any work, if practical (or as soon thereafter as possible), copies of any plans and specifications and applications made with respect to any required building permits and copies of any building permits received with respect to the proposed Co-Tenant's Change];

                          (C)  shall not result in an adverse effect on the
basic structure of the Building or any Building systems (including without limitation any of the Building's security systems), Utility Facilities (hereinafter defined) or services to other Co-Tenants or other occupants of the Property;
                          (D)  shall be made in compliance with the practices
of Managing Co-Tenant then in effect regarding the use of unions and union employees; and
                          (E)  shall be made only if permitted under, and are
to be performed in accordance with, the provisions of the Lease, the Affirmative Action Program Agreement and any Leasehold Mortgages.
              (iii) All Co-Tenant's Changes shall be performed by and all materials used in connection therewith supplied by contractors, subcontractors and materialmen approved by the Managing Co-Tenant (collectively, the "Approved Contractors"). If a Co-Tenant shall desire to have a Co-Tenant's Change performed by a contractor or subcontractor, or have materials used in connection therewith supplied by a materialman, which is not an Approved Contractor, said Co-Tenant shall furnish the name thereof to Managing Co-Tenant and Managing Co-Tenant shall issue its consent or disapproval of such contractor, subcontractor and/or materialman within five (5) business days of its receipt of request therefor.

              (iv) All Co-Tenant's Changes are to be performed at such times and in such a manner as to minimize interference with the use and enjoyment of the Building by the other Co-Tenants. With reasonable diligence following the completion of any Co-Tenant's Changes, the Co-Tenant in whose Space a Co-Tenant's Change was made shall cause to be prepared and delivered to Managing Co-Tenant, at said Co-Tenant's sole cost and expense, such "as-built plans", equipment manuals, licenses and such other documents as may be required under the Lease. Such Co-Tenant shall also pay the expenses of incorporating such as-built plans into any electronic data base maintained by the Managing Co-Tenant. Prior to the performance of any Co-Tenant's Changes, Managing Co-Tenant may require from the Co-Tenant for whom the Co-Tenant's Change is being made (a) waivers of liens (if then obtainable) from all contractors, subcontractors and materialmen performing work or supplying materials in connection with such Co-Tenant's Changes and (b) evidence that all such contractors, subcontractors and materialmen will be paid in full, which evidence may include, without limitation, payment and performance bonds.
         (e) The quantity and quality of services which Managing Co-Tenant shall provide hereunder to the Co-Tenants shall be of the quantity and quality which Managing Co-Tenant shall deem necessary or appropriate for the maintenance of the Property reasonably consistent with current levels and practices as of the date hereof. If at any time a Co-Tenant should determine that it needs or requires services (other than utility services) which are in excess of the quantity and/or quality of services then being supplied to it by Managing Co-Tenant (the "Additional Services"), the Co-Tenant shall request such Additional Services from Managing Co-Tenant only, and, if reasonably practicable, Managing Co-Tenant shall cause such Additional Services to be furnished to the Co-Tenant, at that Co-Tenant's sole cost and expense. With respect to utility services, the Co-Tenants acknowledge that the Lehman Co-Tenants presently utilize a percentage of the base building infrastructure capacity which is greater than their aggregate Interests. The Co-Tenants hereby consent to the usage levels existing as of the date hereof for the Lehman Co-Tenants so long as, and to the extent, Lehman's trading floor and electronic data processing operations as presently constituted continue. However, if at any time, such trading floor or electronic data processing operations shall be discontinued or curtailed then said usage levels shall be adjusted accordingly. Further, if the Lehman Co-Tenants or the AMEX Co-Tenants, as the case may be, (each, a "Requesting Co-Tenant") should determine that they need or require additional base building infrastructure capacity (for example, additional kilowatt hours or tonnage of chilled water) in excess of that being furnished or made available to them as of the date hereof ("Additional Capacity"), the Requesting Co-Tenant shall request in writing such Additional Capacity from the Managing Co-Tenant. The Managing Co-Tenant shall cause such Additional Capacity to be furnished or made available to the Requesting Co-Tenant, at its sole cost and expense, if (i) reasonably practicable in the opinion of the Managing Co-Tenant, and (ii) the amount of the Additional Capacity does not exceed the Requesting Co-Tenant's "fair share" (as measured by their then aggregate Interest) of the available system capacity as measured from the date hereof.
         (f) Managing Co-Tenant shall have no liability to the other Co-Tenants by reason of any inconvenience, annoyance, interruption or injury to business arising from Managing Co-Tenant's making any repairs or changes which Managing Co-Tenant is required or permitted by this Agreement, or required by law, to make in or to any portion of the Property or in or to the fixtures, equipment or appurtenances of the Property. Further, Managing Co-Tenant reserves the right, without any liability to Tenant, to stop service of any of the heating, ventilating, air conditioning, electric, sanitary, elevator or other primary or secondary systems serving the Property, or the rendition of any of the other services required of Managing Co-Tenant under this Agreement, whenever and for so long as may be necessary, by reason of accidents, emergencies, strikes or the making of repairs or changes which Managing Co-Tenant is required or permitted to make pursuant to this Agreement.

         2.06.  CONTRACTS

         Subject to and in accordance with the provisions of this Agreement, Managing Co-Tenant is authorized in the name and at the expense of the Co-Tenants, to make contracts for electricity, gas, steam, telephone, cleaning services, vermin extermination, and other materials, supplies and services as Managing Co-Tenant shall reasonably deem advisable. Managing Co-Tenant shall not be required to obtain competitive bids for any such contracts.

         2.07.  MANAGEMENT COMPANY; CHANGE OF MANAGING CO-TENANT

         Managing Co-Tenant may at any time retain any reputable management company to perform all or a portion of the responsibilities and obligations of Managing Co-Tenant under this Agreement, and the fees and expenses paid to such management company shall be considered a Property Obligation.

         2.08.  BUILDING SECURITY; SECURE AREAS

         (a) Managing Co-Tenant shall provide such security services and security systems for the Building as it shall deem necessary and/or desirable, subject to any restrictions set forth in the Lease or the Project Operating Agreement (the "Security Services"). The Security Services shall include, without limitation, (i) placing security personnel at the lobby entrances and parking garage of the Building and the Building's lobby elevator





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
and stairway entrances and (ii) having security personnel patrol the public areas, elevators and stairways of the Building; in each case 24 hours a day, 365 days a year.
         (b) (i) Each Co-Tenant shall be permitted to install security systems and security devices other than those furnished as part of the Security Services (the "Additional Security Services"), provided that (A) Managing Co-Tenant shall have determined to consent to the installation and/or provision of such Additional Security Services, which determination managing Co-Tenant shall make in good faith, (B) the Co-Tenant in whose Space such Additional Security Services will be provided shall bear the sole cost of the installation, maintenance and repair of the same, as well as any increase in costs of the provision of Security Services to the other Co-Tenants resulting from the provision of Additional Security Services to the requesting Co-Tenant, and (C) the Additional Security Services shall not violate any laws, orders or regulations or any provision contained in the Lease or the Project Operating Agreement.
         (c) Each Co-Tenant shall use its best efforts to preserve the security and safety of other occupants of the Building and in the event Managing Co-Tenant receives any complaints from other tenants or occupants at the Building with respect to breaches of security or safety arising out of, or any nuisance with respect to the conduct of a Co-Tenant's employees, agents, con-tractors or invitees, said Co-Tenant shall immediately take whatever measures as shall be reasonably necessary or as Managing Co-Tenant shall reasonably direct to remedy any such complaint. No Co-Tenant shall perform any action (including installation of electronic equipment) which may adversely affect the Building's security systems.
         (d) (i) Each Co-Tenant may, fifteen (15) days after having given notice to Managing Co-Tenant (or sooner, in the event of compelling business reasons) designate and establish certain discrete enclosed portions of its Space, as to which it has strict security requirements (the "Secure Areas"). Additionally, those portions of the Building as to which Co-Tenants have strict security requirements as of the date hereof shall constitute Secure Areas, and are identified on Exhibit F annexed hereto and made a part hereof.
              (ii) Managing Co-Tenant shall have such access to any Secure Area as may reasonably be required to perform its obligations hereunder, to assure compliance with the Lease or the Leasehold Mortgages, or to maintain, repair, install or otherwise service, or to gain access to, any Utility Facility, Common Facility or Building system, provided that Managing Co-Tenant shall be accompanied by a representative of the Co-Tenant in whose Space the Secure Area is located and in compliance with such other reasonable restrictions as said Co-Tenant may establish.





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
              (iii) Unless Managing Co-Tenant shall have such access as it reasonably deems necessary to secure, maintain or operate any Secure Area, Managing Co-Tenant shall have no obligations, responsibilities or liability with respect to the security, maintenance or operation thereof and the Co-Tenant in whose Space a Secure Area is located shall provide all such services with respect thereto in accordance with the provisions of this Agreement and consistent with the level of such services then being provided to the balance of Space. The Co-Tenant in whose Space a Secure Area is located shall have the option of permitting Managing Co-Tenant to have access to said Secure Area in order to furnish cleaning, security, maintenance and other services with respect thereto. If there shall be any additional expenses in furnishing such services to any Secure Area, the Co-Tenant in whose Space the same is located shall bear said additional expenses.

         2.09.  DEBT OBLIGATIONS

         (a) Each of the Co-Tenants shall be obligated, in accordance with the terms of this Agreement, to bear and pay its portion of the Debt Obligations.
         (b) As of the Transfer Date, the outstanding principal amount of the Debt Obligations owed by the Lehman Co-Tenants is $______ and the amount of the Debt Obligations owed by the Amex Co-Tenants is $______, which amounts may be adjusted from time to





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
time by way of payments or accretions or as otherwise agreed to by the parties without regard to any stated percentages contained in any Leasehold Mortgages, Notes or other documents, and without regard to any Co-Tenant's Interest. Furthermore, each of the Co- Tenants hereby affirmatively represents that it shall promptly pay their portion of the Debt Obligations.
         (c) The term "Debt Obligations" shall mean the total aggregate amount of outstanding principal balance and accrued and unpaid interest due at any time under the Indentures and Notes.

         2.10.  UTILITIES; UTILITY EXPENSES; UTILITY FACILITIES

         (a) Each Co-Tenant shall bear and timely pay the cost of all electricity, gas, water, steam, chilled and condensed water and all other utilities (the "Utility Expenses") servicing its Space. Utility Expenses shall be equitably apportioned among the Co-Tenants by Managing Co-Tenant, until such time, if ever, as submeters are installed, following which the submeters shall govern. The cost of all submeters installed with respect to Utility Expenses shall be considered Property Obligations hereunder.
         (b) Each of the Spaces shall be benefitted and burdened by certain non-exclusive easements in favor of the Managing Co-Tenant for the construction, installation, operation, maintenance, repair, restoration and replacement of certain lines, conduits, pipes, ducts, vents, tanks, equipment, machinery, convey-





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
ors, dumb-waiters, and connections for utilities, HVAC and other systems in the Building, and the closets and other areas housing or containing each of the foregoing, to the extent the same serve a Space or Spaces other than the Space in which they are located (collectively, the "Utility Facilities"). Each Co-Tenant hereby agrees to use all reasonable efforts not to permit any interference with or damage to the Utility Facilities within its Space.
         (c) Each Utility Facility shall be constructed, installed, operated, maintained, repaired, restored, replaced and insured by Managing Co-Tenant, with the cost of each of the foregoing constituting a "Utility Facility Expense."
         (d) The Utility Facility Expense for each Utility Facility shall be borne as follows:
              (i) with respect to any Utility Facility which serves only one Space (the "Benefitted Space") but is located in another Space (the "Burdened Space"), the Co-Tenant of the Benefitted Space shall reimburse the Co-Tenant of the Burdened Space within ten (10) days after demand therefor for the Utility Facility Expenses incurred by the Co-Tenant of the Burdened Space during the period covered by such demand;
              (ii) with respect to any Utility Facility which serves more than one Space, the Co-Tenants of the Spaces which are served shall bear the Utility Facility Expense in accordance with an equitable apportionment made by the Managing Co-Tenant.





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
         (e) The Co-Tenant of any Burdened Space shall utilize its reasonable commercial efforts to prevent the Utility Facility therein from being interfered or tampered with, or affected, in any manner whatsoever (except by Managing Co-Tenant or its agents or contractors).

         2.11.  USE OF SPACE

         (a) Each Co-Tenant may use its Space for any lawful purpose in accordance with the provisions of this Agreement, the Certificate of Occupancy for such Space, the Lease and any Leasehold Mortgages; provided, however, that no Co-Tenant shall at any time be permitted to change, or permit the change of, the then current particular use of its Space without the prior written consent of the Managing Co-Tenant if such use would increase the burden on the Building systems and/or the Utility Facilities, except that without any such consent a Co-Tenant may change the particular use of its Space to (i) a use already in effect in the Building or (ii) other uses required for the business of Co-Tenant provided the character of the Building is not in any manner diminished, in each such case in accordance with the Certificate of Occupancy for such Space.
         (b) Each Co-Tenant shall maintain its Space in a manner consistent with a New York City first-class headquarters office building and in accordance with the rules and regulations to which reference is made in Section 5.22.





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
         (c) A Co-Tenant may leave all or any material portion of its Space unoccupied for a period not to exceed eighteen (18) months upon satisfaction of the following conditions:
              (i) such Co-Tenant shall give written notice to the Managing Co-Tenant before leaving the Space unoccupied, and
              (ii) such Co-Tenant shall in all respects comply with the provisions of this Agreement, the Lease and any Leasehold Mortgages with respect to such Space.

         2.12.  TELECOMMUNICATION FACILITIES AND T.V. STUDIO

         With respect to the Telecommunication Facilities, Lehman, and with respect to the T.V. Studio, TRSCO, shall: (a) manage and supervise its operation and (b) make it available to all Co-Tenants on a reasonably equitable basis. The Usage Costs of the Telecommunication Facilities and T.V. Studio shall be determined in accordance with the provisions of Exhibit C annexed hereto.

                                  ARTICLE III
                               FINANCIAL MATTERS

         3.01.  BUDGETS

         (a) (i) Managing Co-Tenant shall prepare, for planning and informational purposes only, a proposed annual budget ("Budget") for the Property for each calendar year during the term of this Agreement and shall deliver such proposed Budget to each of the Co-Tenants not later than sixty
(60) days prior to the begin-
ning of the calendar year to which such Budget relates. Such proposed Budget shall contain those expenditure categories set forth on Exhibit G or otherwise as Managing Co-Tenant may reasonably adopt (the "Budget Categories"). Each proposed Budget Category shall show in reasonable detail the estimated costs of operating the Building for the following calendar year, but shall not include capital expenditures, Rental under the Lease, Debt Obligations and Common Area Expenses under the Project Operating Agreement.
              (ii) The Managing Co-Tenant shall have the authority to modify, amend and/or supplement a Budget, a Budget Category or a Capital Budget (hereinafter defined).
              (iii) Managing Co-Tenant shall prepare, for planning and informational purposes only, a separate proposed annual budget for capital expenditures for the Property ("Capital Budget") for each calendar year during the term of this Agreement and shall deliver the same to each of the Co-Tenants simultaneously with delivery of the proposed Budget for each such calendar year. Such Capital Budget shall describe in reasonable detail those capital expenditures scheduled for the immediately following calendar year and the estimated cost thereof.





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
         3.02.  PAYMENT OF UTILITY EXPENSES AND PROPERTY OBLIGATIONS

         (a) (i) The Managing Co-Tenant shall advance funds on behalf of each of the Co-Tenants in order to timely satisfy the Utility Expenses and Property Obligations.
              (ii) The Co-Tenants each promise to timely reimburse to managing Co-Tenant their respective Utility Expenses, Interests of all Property Obligations and any Interest Component (hereinafter defined) due in connection with either of the foregoing, each in accordance with the provisions of this
Section 3.02.
         (b) (i) The term "Interest Component" shall mean the amount of interest, whether computed at the Cost Rate (hereinafter defined), Investment Rate (hereinafter defined), Penalty Rate (hereinafter defined) or any other rate agreed upon between Managing Co-Tenant and a Co-Tenant, which accrues hereunder with respect to any Utility Expense or Property Obligation.
              (ii) The term "Cost Rate" for any particular period (currently determined on a calendar month basis) shall mean the interest rate equal to Managing Co-Tenant's average short term cost of funds for such period, as determined by Managing Co-Tenant.
              (iii) The term "Investment Rate" for any particular period (currently determined on a calendar month basis) shall mean





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
the interest rate equal to (A) the average return on Managing Co-Tenant's short term investments for such period, as determined by Managing Co-Tenant, or (B) if no such short term investments for such period are then being made, Managing Co-Tenant's average short term cost of funds for such period, as determined by Managing Co-Tenant.
              (iv) The term "Penalty Rate" shall mean the lesser of (A) the interest rate equal to 200 basis points in excess of the annual prime rate charged by Morgan Guaranty Bank, as in effect from time to time, or (B) the maximum rate then permitted by law.
              (v) The term "payment" shall refer to the delivery of good funds, unless otherwise indicated.
         (c) (i) If, during any particular month or quarter (as the case may be), Managing Co-Tenant shall have engaged in any short term borrowing, the amount of any funds of Managing Co-Tenant used to satisfy the Utility Expenses and/or Property Obligations accruing during such month or quarter (as the case may be) shall bear interest from the date such funds were used to satisfy such Utility Expenses and/or Property Obligations to the earlier of the date of payment or the Due Date (as herein defined), at the greater of (A) the Cost Rate, or (B) the Investment Rate for such period, as computed from time to time.





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
              (ii) If, during any particular month or quarter (as the case may be), Managing Co-Tenant shall not have engaged in any short term borrowing, the amount of any funds of Managing Co-Tenant used to satisfy the Utility Expertise and/or Property Obligations accruing during such month or quarter (as the case may be) shall bear interest from the date such funds were used to satisfy such Utility Expenses and/or Property Obligations to the Due Date, at the Investment Rate for such period, as computed from time to time.
         (d) The Managing Co-Tenant shall prepare or cause to be prepared, and shall submit to each Co-Tenant,
              (i) statements (each, a "Property Obligation and Utility Expense Statement") within fifteen (15) days after the end of each month (or as soon as possible thereafter) setting forth the particular Co-Tenant's respective (A) Utility Expenses, (B) Interest of the Property Obligations incurred by the Managing Co-Tenant during the preceding month, and (C) Interest on any accrued but unpaid Interest Component; and
              (ii) statements (each, a "Capital Property Obligation Statement") on each April 15, July 15, November 15 and February 15 (or as soon as possible after each such date) setting forth the particular Co-Tenant's respective Interest of the (A) Property Obligations with respect to capital expenditures ("Capital Property Obligations") and which are incurred by the Managing





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
Co-Tenant during, respectively, the first, second and third quarters of the then current calendar year, and with respect to the February 15 statement, the fourth quarter of the immediately preceding calendar year, and (B) any accrued but unpaid Interest Component. With respect to specific and identifiable Capital Property Obligations which are in excess of $1,000,000, Managing Co-Tenant shall, where reasonably practical, issue in advance Capital Property Obligation Statements with respect thereto setting forth the date by which payment thereof is required.
         (e) A Co-Tenant shall pay Managing Co-Tenant the amounts indicated on its respective Property Obligation and Utility Expense Statement and Capital Property Obligation Statement by the end of the thirtieth (30th) day following Co-Tenant's receipt thereof (the "Due Date"). Any payment by a Co-Tenant in full or partial satisfaction of its Utilities Expenses, Interest of Property Obligations or its Capital Property Obligations shall be applied first to payment of principal and then to interest. If a Co-Tenant shall at any time fail to pay the full amount of its Utility Expenses (and any Interest Component due in connection therewith) or its respective Interest of any Property Obligation (or any Interest Component due in connection with either of the foregoing) by the applicable Due Date, the unpaid portion of any such amount shall bear interest at the Penalty Rate from the Due Date until fully paid. Notwithstanding anything to the contrary which may be contained in this Agreement, the portion of any Interest Component computed at the Penalty Rate shall be the sole property of Managing Co-Tenant.
         (f) At any time after the end of each month, Managing Co-Tenant shall be permitted to pay itself, on behalf of the other Co-Tenants, either by borrowing funds or out of such funds of the Co-Tenants (as Co-Tenants only) as it may then be in possession of, any accrued but unpaid Interest Component relating to any Property Obligation or Capital Obligation incurred by Managing Co-Tenant during the previous month.
         (g) If, subsequent to the payment by a Co-Tenant to Managing Co-Tenant of any Utility Expense or Property Obligation (and Interest Component on either of the foregoing), Managing Co-Tenant determines that there has been
              (i) an overpayment of any such amounts by said CoTenant (an "Overpayment"), Managing Co-Tenant shall, within thirty (30) days after such determination has been reached, pay to said Co-Tenant (A) the amount of said Overpayment, including the portion of-any Interest Component paid to Managing Co-Tenant and attributable to said Overpayment, and (B) interest on the Overpayment, computed (1) at the rate, from time to time, then in effect for the period from the date of payment of the Overpayment by Co-Tenant to the end of the thirty (30) day period described above, and, if payment shall not have been made by the end of such





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
period, thereafter, at the Penalty Rate until payment shall be made; or
              (ii) an underpayment of any such amounts by said Co-Tenant (an "Underpayment"), Co-Tenant shall, within thirty (30) days following notice thereof from Managing Co-Tenant, pay the amount of such Underpayment, including any Interest Component due in connection therewith computed at the rate, from time to time, then in effect for the period from the date such Underpayment should have been paid to the end of the thirty (30) day period referred to above, and, if payment shall not have been made by the end of such period, thereafter, at the Penalty Rate until payment shall be made.
              (h) All Co-Tenants agree to work together to promptly determine whether there has been any overpayment or underpayment with respect to Utility Expenses or Property Obligations. Each Co-Tenant's obligation hereunder to pay any Property Obligations, Utility Expenses or Interest Component as herein provided shall not in any manner be affected by the failure of the Managing Co-Tenant to prepare or deliver to any Co-Tenant any Property Obligation and Utility Expense Statement or Capital Property Obligation Statement.
              (i) Nothing herein contained shall prevent the Managing Co-Tenant from adjusting the length of the monthly and quarterly periods used in administering the Property Obligations





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
for purposes of facilitating the billing and collection of such amounts.

         3.03.  PAYMENT OF DEBT OBLIGATIONS

         (a) The Managing Co-Tenant shall prepare or cause to be prepared, and shall submit, periodic statements (each, a "Debt Obligation Statement") to the other Co-Tenants not less than fifteen (15) days prior to the date a Debt Obligation is due (or as soon thereafter as possible), setting forth the Debt Obligations due for the next succeeding month. Each Co-Tenant shall furnish Managing Co-Tenant with a check drawn on a bank which is a member of the New York Clearing House Association (or any other means by which good funds are available by 12:00 o'clock noon on the subsequent business day) in the amount of its respective Debt Percentage of the Debt Obligations set forth in said Debt Obligation Statement no later than 12:00 o'clock noon on the business day preceding the day which Managing Co-Tenant reasonably determined to be the date such Debt Obligations must be paid. Each Co-Tenant's obligation hereunder to pay any Debt Obligations as herein provided shall not in any manner be affected by the failure of Managing Co-Tenant to prepare or deliver to any Co-Tenant any Debt Obligation Statement.
         (b) It is the intention of the parties hereto that at no time prior to, during or after the term of this Agreement, shall Managing Co-Tenant be required to satisfy from its own funds any of the Debt Obligations (other than Managing Co-Tenant's Debt Percentage thereof).

         3.04.  FUNDS OF CO-TENANTS

         (a) All monies received by Managing Co-Tenant for or on behalf of the Co-Tenants, other than those monies received by Managing Co-Tenant and intended as payment or prepayment to Managing Co-Tenant, may be commingled with other funds of Managing Co-Tenant but shall be held in trust by Managing Co-Tenant for the Co-Tenants. Managing Co-Tenant shall have the right to sign checks on behalf of the Co-Tenants for any amounts which the Co-Tenants may be obligated to pay either herein or under the Lease, Project Operating Agreement or any Leasehold Mortgages, without the prior consent of the Co-Tenants. Such monies may be invested by Managing Co-Tenant in Managing Co-Tenant's discretion, in any of (i) the investments contained in Amexco's short term investment list approved by the Finance Committee of the Board of Directors of Amexco, (ii) any investment-grade short term security or (iii) in so-called "money market funds". Managing Co-Tenant shall have no responsibility for failing to select the investment which would have provided the maximum rate of return on the monies of the Co-Tenants or for the solvency of the issuer or depository selected in accordance with the foregoing provisions. Except as otherwise provided herein, any interest earned on such deposits shall remain the property of the Co-Tenants, in accordance with their respective Interests.
         (b) Managing Co-Tenant shall have the right without the consent of any other Co-Tenant to sign all checks on behalf of the Co-Tenants for any expenditures incurred in accordance with the provisions of this Agreement.

         3.05.  EXCESS FUNDS

         (a) If at any time Managing Co-Tenant shall have collected funds from or on behalf of a Co-Tenant in excess of said Co-Tenant's Interest of its then due and owing installment of Property Obligations, such excess funds shall (i) earn interest for the account of said Co-Tenant at the rate, from time to time, in effect during the period commencing on the date of Managing Co-Tenant's retention of such excess funds through the Managing Co-Tenant's disposition of said excess funds and (ii) said excess funds and the interest earned thereon (collectively, the "Excess Funds") shall be:
                          (A)  retained by Managing Co-Tenant, if agreed to by
said Co-Tenant, and thereafter applied against said Co-Tenant's next accruing installments of Property Obligations; or
                          (B)  returned to said Co-Tenant upon either (1) the
decision of Managing Co-Tenant to return the same or (2) within five (5) days after demand therefor by Co-Tenant (and, if said Excess Funds are not paid on the end of the fifth day of said period, such Excess Funds shall accrue interest at the Penalty Rate until the same are paid to Co-Tenant).
         (b) Any income to the Co-Tenants arising from the Common Facilities shall be collected, retained and applied in accordance with the Co-Tenants' Interests by Managing Co-Tenant to satisfy any Property Obligations accruing hereunder, and any sums remaining shall be distributed to the Co-Tenants in accordance with the Co-Tenants' Interests.

         3.06.  PERIODIC STATEMENTS

         Managing Co-Tenant shall use reasonable efforts to deliver to the Co-Tenants within fifteen (15) days after the end of each month (or as soon as possible thereafter), (i) an unaudited report of income and expense of the Property for such next previous month prepared on a cash disbursement basis (including a statement of funds, if any, held by it as provided in Section 3.04 hereof), (ii) an unaudited report of income and expense prepared on an accrual basis, compared on a monthly and year-to-date basis to the Budget and (iii) an unaudited report reflecting the then current status of the Debt Obligations.
In addition, after the close of each calendar year, Managing Co-Tenant shall cause to be prepared by its independent public accountants and delivered to the Co-Tenants audited annual financial statements (required by the Lease) as well as all relevant income tax reporting information. The fees of such independent public accountants and all other costs incurred in connection with the preparation and delivery of such statements shall be considered Property Obligations.

         3.07.  BOOKS AND RECORDS

         Managing Co-Tenant shall maintain and keep available, at its offices, at all times, such complete and up-to-date books and records of the operation of the Property as are customarily maintained by managing agents, or as reasonably required by the Co-Tenants, including paid bills and vouchers as well as leases, lease amendments and contracts relating to the Property. The CoTenants and their respective partners, directors, agents and designees reasonably acceptable to the Managing Co-Tenant shall, at all reasonable hours, have a right to audit and examine said books, records, leases, lease amendments and contracts relating to the Property and to make transcripts or photostats of all or any part thereof. The books of account relating to the operation of the Property shall be the property of the Co-Tenants; however all records relating thereto shall be the property of Managing Co-Tenant, but copies thereof shall at reasonable times be available to the Co-Tenants.

         3.08.  FINAL ACCOUNTING

         Upon termination of this Agreement or upon the substitution of a new Managing Co-Tenant, Managing Co-Tenant shall promptly render a final accounting of receipts and disbursements to the Co-Tenants for any period for which an accounting has not theretofore been submitted, all accounts shall be closed and the Managing Co-Tenant shall transfer to such parties all funds being held by the Managing Co-Tenant to which such parties are entitled. In addition the books of account maintained by the Managing Co-Tenant for the Property together with copies of the relevant Property records shall be delivered to the Managing Co-Tenant.

         3.09.  FAILURE TO PAY

         (a) If any Co-Tenant shall fail to pay when due any installment of Property Obligations, Debt Obligations or any other payments due hereunder when required of it pursuant to this Agreement (such Co-Tenant unable or unwilling to make such a payment being hereinafter referred to as a "Delinquent Co-Tenant"), then Managing Co-Tenant shall so notify the other Co-Tenants who may, within five (5) days following such notice advance the amount of such Delinquent Co-Tenant's required payment and that amount shall be treated as a debt of the Delinquent Co-Tenant to the other Co-Tenants which debt shall bear interest from the date of advance to the date of repayment at the Penalty Rate.
         (b) In addition to any other remedy which may be available at law or in equity, upon failure of a Delinquent Co-Tenant to pay when due any installment of Property Obligations, Debt Obligations or any other payments due hereunder when required of it pursuant to this Agreement, and upon the other Co-Tenants having advanced the amount of the Delinquent Co-Tenant's required payment as set forth above, then such advance, together with interest thereon as set forth above, shall become a lien against the Interest of such Delinquent Co-Tenant upon the filing in the Office of the Register of the City of New York, County of New York, of record of a notice of lien by the other Co-Tenants. To the extent permitted by law, such lien shall be evidenced, enforced, discharged or removed as an equitable lien under the laws of the State of New York.
         (c) Each Co-Tenant authorizes Managing Co-Tenant to apply its share of any income due it or attributable to it, from any source whatsoever, against the amounts due any other Co-Tenants (as Co-Tenants only) (including interest) from such Co-Tenant (as a Delinquent Co-Tenant) under this Section 3.09.

         3.10.  INSURANCE

         (a) On and after the Distribution Date, Managing Co-Tenant shall obtain and maintain "all risk" property insurance (covering real and personal property and business interruption/extra expense loss) for WFC (the "Property Policy"). The insured amount of the Property Policy shall be no less than the greater of the replacement cost value of the Building, any leasehold improvements therein and improvements and betterments therein or the amount required under the WFC Indebtedness. Managing Co-Tenant shall arrange for the other Co-Tenants to be named as insureds and loss-payees under the Property Policy to the extent of their insurable interest. Managing Co-Tenant shall have the right to negotiate and settle with the applicable insurer all claims pursuant to the Property Policy, provided, however, that Non- Managing Designated Co-Tenant shall have the right, upon notice to Managing Co-Tenant, to negotiate and settle directly with the applicable insurer any claim involving the leasehold improvements or betterments (other than personal property) when the loss only affects the Non-Managing Designated Co-Tenant's Space or the Space of its related Co-Tenants. The Non-Managing Designated Co-Tenant agrees to participate with the Managing Co-Tenant with regard to the negotiating and settling of any claims involving the core, shell or central systems within the Non-Managing Designated Co-Tenant's Space or the Space of its related Co-Tenants or claims involving leasehold, improvements or betterments, when the loss goes beyond the Non-Managing Designated Co-Tenant's Space or the Space of its related Co-Tenants. All policy terms and deductible levels shall be reasonably acceptable to the Non-Managing Designated Co-Tenant.
         (b) (i) On and after the Distribution Date, the Managing Co-Tenant shall obtain and maintain occurrence-based commercial general liability insurance for WFC (the "Managing Co-Tenant's Commercial Policy"). The insured amount of the Managing Co-Tenant's Commercial Policy shall be no less than the greater of





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
One Hundred Million-Dollars ($100,000,000) or the amount specified and required under the WFC Indebtedness. The insured amount and coverage under the Managing Co-Tenant's Commercial Policy shall conform to and be consistent with industry practice and include, but not be limited to, contractual liability, products/completed operations, independent contractors, broad form property damage, personal injury, cross liability and severability of interest. All policy terms and deductible levels shall be reasonably acceptable to the Non-Managing Designated Co-Tenant.
              (ii) On and after the Distribution Date, the Non-Managing Designated Co-Tenant shall obtain and maintain occurrence- based commercial general liability insurance for WFC, excluding Common Areas (the "Non-Managing Designated Co-Tenant's Commercial Policy"). The insured amount and coverage of the Non-Managing Designated Co-Tenant's Commercial Policy shall conform to and be consistent with industry practice including, but not limited to, contractual liability, products/completed operations, independent contractors, broad form property damage, cross liability/severability of interests and personal injury.
              (iii) On and after the Distribution Date, the Non-Managing Designated Co-Tenant shall obtain and maintain "all risk" property insurance for the personal property of its related Co-Tenants. The personal property shall be insured at replacement





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
cost. The form, coverage and limits covered shall conform to and be consistent with industry practice.
              (iv) (A) The Managing Co-Tenant shall name the Non-Managing Designated Co-Tenant and its related Co-Tenants as additional insureds on the Managing Co-Tenant's Commercial Policy to the extent necessary to insure the Non-Managing Designated Co- Tenant and its related Co-Tenants against claims arising out of the premises and operations of the other Non-Managing Designated Co- Tenants Space (or the Space of its related Co-Tenants) or the Common Facilities.
                     (B) The Non-Managing Designated Co-Tenant shall name the Managing Co-Tenant and its related Co-Tenants as additional insureds on the Non-Managing Designated Co-Tenant's Commercial Policy to the extent necessary to insure the Managing Co- Tenant and its related Co-Tenants against claims arising out of the premises or operations of the Non-Managing Designated Co-Tenant's or its Related Co-Tenant's Space.
         (c) The Managing Co-Tenant shall cause any Insurance Policy obtained and maintained by it to provide, as a condition precedent to the cancellation of such policy, a minimum of 30 days' advance written notice by such insurer to the Non-Managing Designated Co-Tenant. A copy of each Insurance Policy obtained by the Managing Co-Tenant shall be provided to the Non-Managing Designated Co-Tenant.





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
         (d) Each policy of insurance shall contain a waiver of the insurer's right of subrogation. A certificate of each policy issued and required to be carried by any Co-Tenant under the Lease, any Leasehold Mortgage or hereunder shall be delivered promptly following its availability to Managing Co-Tenant. The Co-Tenants shall be entitled to all dividends or return premiums in connection therewith in accordance with their payments with respect thereto in accordance with clause (iii) of Section 2.03(b).
         (e) Each of the Managing Co-Tenants and the Non-Managing Designated Co-Tenants shall make best efforts to collect under available insurance policies before seeking indemnification from the other, where allowed.

                                   ARTICLE IV

                                   TRANSFERS

         4.01.  CONSENT REQUIRED

         Except as otherwise expressly provided in this Agreement, each of the Co-Tenants expressly covenants that they shall not transfer, assign, mortgage, create a security interest in, or otherwise encumber, all or any part of their respective Interests, or sublet all or any part of their respective Spaces, or suffer or permit all or any part of their respective Spaces to be used by others.





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
         4.02.  SUBLETTING PERMITTED

         Except with respect to a sublease to an Affiliate (as to which the following limitations shall not apply and which is permitted hereunder from time to time upon ten (10) business days prior notice to the Managing Co-Tenant), provided that there shall have been no exercise of a Right of First Offer or Right of First Refusal (as such terms are hereinafter defined) with respect to a proposed subletting of Space, Managing Co-Tenant shall, on behalf of the Co-Tenants and for the account of the subletting Co-Tenant, enter into a sublease of all or a portion of said subletting Co-Tenant's Space, provided that:
              (i) such sublease shall be for a term of not less than five (5) years;
              (ii) the portion of the Space demised under such sublease shall not be less than one (1) full floor of the Building;
              (iii) such sublease shall provide for fair market terms, concessions and rental;
              (iv) the terms and conditions of such sublease (including the specific uses permitted thereunder) shall be in form and substance reasonably acceptable to Managing Co-Tenant and shall comply in all respects with the terms and provisions of the Lease and any and all Leasehold Mortgages;





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
              (v) the subtenant shall (a) have a financial rating, as measured by the Standard and Poor's Corporation, of not less than "Investment Grade" (or successor rating of similar standing), or (b) be an entity with a balance sheet and income statement, which Managing Co-Tenant determines to be reasonably adequate, taking into consideration the terms and provisions of the sublease in question;
              (vi) such sublease shall by its terms appoint the Managing Co-Tenant to administer such sublease on behalf of the subletting Co-Tenant;
              (vii) the subletting Co-Tenant shall indemnify and hold harmless the other Co-Tenants and the Property from and against any and all real property transfer and transfer gains taxes and any Commercial Rent or Occupancy Tax, attributable to such sublease;
              (viii) if the subletting Co-Tenant is (A) a Lehman Co-Tenant, the subtenant shall not then be engaged in any signif- icant business or businesses of any AMEX Co-Tenant, or (B) an AMEX Co-Tenant, the subtenant shall not then be engaged in any significant business or businesses of any Lehman Co-Tenant;
              (ix) the subtenant shall, in the reasonable judgment of Managing Co-Tenant, be of a character in keeping with the standards of the Building as a first-class New York City office





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
building and consistent with other tenants and/or occupants in the Building;
and
              (x) the proposed subtenant shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in, and the jurisdiction of the courts of, the State of New York.

         4.03.  ASSIGNMENTS

         Supplementing each of the other provisions contained in this Agreement respecting the assignment or other transfer of any Interest of a Co-Tenant hereunder, there shall be no assignment or transfer whatsoever of any Interest of a Co-Tenant, in whole or in part, without the consent of Managing Co-Tenant, which consent shall be granted or denied in the sole and absolute discretion of Managing Co-Tenant until such time as the Existing Leasehold Mortgages and Existing Notes are satisfied. After the satisfaction of the Existing Leasehold Mortgages and Existing Notes, there shall be no assignment or transfer whatsoever of any Interest of a Co- Tenant, in whole or in part, without the consent of the Managing Co-Tenant, which consent shall not be unreasonably withheld or delayed provided that:
         (i) the terms and conditions of such assignment shall be in form and substance reasonably acceptable to Managing Co-Tenant and shall comply in all respects with the terms and provisions of the Lease and any and all Leasehold Mortgages;





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
         (ii) the assignee shall (a) have a financial rating, as measured by the Standard and Poor's Corporation, of not less than "Investment Grade" (or successor rating of similar standing), or (b) be an entity with a balance sheet and income statement, which Managing Co-Tenant determines to be reasonably adequate, taking into consideration the terms and provisions of the assignment in question;
         (iii) the assigning Co-Tenant shall indemnify and hold harmless the other Co-Tenants and the Property from and against any and all real property transfer and transfer gains taxes and any Commercial Rent or Occupancy Tax, attributable to such assignment;
         (iv) if the assigning Co-Tenant is (A) a Lehman Co-Tenant, the assignee shall not then be engaged in any significant business or businesses of any AMEX Co-Tenant, or (B) an AMEX Co-Tenant, the assignee shall not then be engaged in any significant business or businesses of any Lehman Co-Tenant;
         (v) the assignee shall, in the reasonable judgment of Managing Co-Tenant, be of a character in keeping with the standards of the Building as a first-class New York City headquarters office building and consistent with other tenants and/or occupants in the Building; and
         (vi) the proposed assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and





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
shall be subject to the service of process in, and the jurisdiction of the courts of, the State of New York.

         4.04.  ADDITIONAL RESTRICTIONS

         (a) Each sublease or instrument of assignment of a CoTenant's Space or Interest as the case may be, is to be executed by Managing Co-Tenant on behalf of the Co-Tenants. Each sublease or instrument of assignment shall contain an assumption by the subtenant or assignee, as the case may be, of the obligations of the sublessor or assignor, as the case may be, hereunder. Each assigning or subletting Co-Tenant shall remain fully liable for the performance of all of its obligations hereunder notwithstanding any subletting or assignment provided for herein and, without limiting the generality of the foregoing, shall remain fully responsible and liable to the other Co-Tenants for all acts and omissions of any subtenant, assignee or anyone claiming by, through or under any subtenant or assignee, which shall be in violation of any of the obligations of this Agreement, and any such violation shall be deemed to be a violation by the Co-Tenant. Notwithstanding any assignment and assumption by the assignee of the obligations of a Co-Tenant, said Co-Tenant (unless released in accordance with the following sentence), and each immediate or remote successor in interest of said Co-Tenant shall remain liable, jointly and severally (as a primary obligor), with its assignee and all subsequent assignees for the performance of said





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
Co-Tenant's obligations hereunder, and shall remain fully and directly responsible and liable to each of the other Co-Tenants for all acts and omissions on the part of any assignee or subtenant subsequent to it in violation of any of the obligations of this Agreement. A Co-Tenant which has assigned its Interest in whole or in part may be released of all responsibility and liability for the performance of its obligations hereunder with respect to its assigned Interest only, provided that all such responsibilities and liabilities are assumed by an entity which, in Managing Co-Tenant's reasonable discretion, has a financial standing comparable to that of said Co-Tenant as of the date of the assignment and assumption in question.
         (b) If there shall be any assignment, sublease or other agreement of occupancy of a Co-Tenant's Space or Interest, as the case may be, permitted under this Agreement, of or affecting all or any portion of such Co-Tenant's Space, or if there is any transfer of the Co-Tenant's Interest by operation of law or otherwise, and if such Co-Tenant shall be entitled to any consideration from the assignee, subtenant or licensee for or in connection with the assignment of such Co-Tenant's Interest or the subletting or occupancy of such Co-Tenant's Space, subject to the provisions of Section 4.07(d), said Co-Tenant shall be entitled to receive all such consideration, and any interest earned thereon pursuant to Section 3.05(a).





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         (c)  The consent of Managing Co-Tenant to an assignment or a subletting, shall not relieve any Co-Tenant from obtaining the consent of Managing Co-Tenant to any further assignment or subletting.

         4.05.  TRANSFEREE USE OF UTILITY FACILITIES AND COMMON FACILITIES

         (a) In the event of an assignment or transfer of the Interest of a Co-Tenant, in whole or in part (other than to an Affiliate), or a subletting of any or all of a Co-Tenant's Space (other than to an Affiliate), or the occupancy of any or all of Co-Tenant's Space by an entity or individual other than the Co-Tenant or an Affiliate, the assignee, transferee, subtenant or occupant of said Interest or Space (the "Transferee"), as the case may be, shall not be permitted to use (i) the Utility Facilities if and to the extent Managing Co-Tenant determines that any such use would materially diminish or reduce the availability or security of Utility Facilities to the Co-Tenants then occupying Space in the Building, or (ii) without Managing Co-Tenant's prior consent, which consent shall be in the sole and absolute discretion of the Managing Co-Tenant, any Special Common Facilities. If Managing Co-Tenant shall fail or refuse to consent to the use of a Special Common Facility by a Transferee and the transferring Co- Tenant does not elect to utilize said Special Common Facility for its own purposes, the Maintenance Cost and the Usage Cost shall be





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
equitably reapportioned among the Co-Tenants (other than the transferring Co-Tenant and the Transferee) so as to ensure that such costs are thereafter fully satisfied except as otherwise provided above, a Transferee shall be entitled to utilize the Common Facilities on the same basis and cost as the Initial Co-Tenants provided, however, that the Transferring Co-Tenant shall indemnify and hold hereunder to the fullest extent permitted by law the other Co-Tenants (including the Managing Co-Tenant) from and against all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable attorney fees) based on, arising out of or resulting from, or in connection with use of the Common Facilities by the Transferee, its employees, agents and investees.

         4.06.  PARTITION

         (a) So long as any Initial Co-Tenant or an Affiliate shall own an Interest, any rule of law to the contrary notwith- standing, except as specifically provided in this Agreement:
              (i) notwithstanding any changes in the ownership of an Interest, the Interests will continue to be subject to this Agreement;
              (ii) no Co-Tenant shall terminate or commence any proceeding to attempt to terminate this Agreement;
              (iii) no Co-Tenant shall have the right to partition the Leasehold or the Building and no Co-Tenant shall apply





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
for, commence or prosecute any action or proceeding for partition, it being understood and agreed by the Co-Tenants that a material inducement to their entering into this Agreement is that their sole and exclusive methods to divest themselves of their Interest are as specifically set forth in this Agreement; and
              (iv) any transfer, assignment, mortgaging, creation of a security interest in, or encumbrance of, an Interest, or subletting of any Space, in breach of this Agreement shall be null and void.

         4.07.  RIGHT OF FIRST OFFER

         (a) Subject to the provisions of Section 4.03 and except as provided in Section 4.07(e), if at any time during the term of this Agreement, any Co-Tenant shall desire to sublet all or any portion of its Space or assign or otherwise transfer its Interest, to any person or entity, then Lehman, if such Co-Tenant is a Lehman Co-Tenant, or Amexco, if such Co-Tenant is an AMEX Co-Tenant, (the "Transferring Co-Tenant"), shall give notice thereof (hereinafter called "Co-Tenant's Notice") to the Managing Co-Tenant, setting forth the terms and conditions upon which the Transferring Co-Tenant is willing to sublet such Space, or assign or otherwise transfer its Interest, as the case may be. The Managing Co-Tenant shall have the right for itself or its Affiliates (the "Right of First Offer") to sublease such space, take an assignment of, or otherwise be the transferee of the Transferring Co-Tenant's

Interest, as the case may be, upon the terms and conditions set forth in the Co-Tenant's Notice. In order to exercise the Right of First Offer, the Managing Co-Tenant must give notice of such exercise (hereinafter called the "First Offer Exercise Notice") to the Transferring Co-Tenant prior to the end of the thirtieth (30th) day after the receipt of a Co-Tenant's Notice (said thirty-day period being hereinafter referred to as the "First Offer Period"). Time shall be of the essence with respect to the giving of the First Offer Exercise Notice.
         (b) If the Managing Co-Tenant shall not exercise its Right of First Offer, then the Transferring Co-Tenant shall, subject to compliance with the provisions of Section 4.02 or Section 4.03, as the case may be, and Section 4.08, be free so to sublet, assign or otherwise transfer, as the case may be, the Space or Interest which was the subject of the Co-Tenant's Notice to any other person or entity (the "Outside Party") upon terms and conditions not more favorable to the Outside Party than those set forth in the Co-Tenant's Notice. If Co-Tenant shall fail to sublease, assign or otherwise transfer, as the case may be, such Space or Interest to any Outside Party on such terms and conditions within 270 days with respect to an assignment, and 180 days with respect to a sublease, after the date of receipt of the Co-Tenant's Notice, and if the Transferring Co-Tenant shall still desire to sublease, assign or otherwise transfer, as the case may





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
be, such Space or Interest, then the procedure set forth in the foregoing provisions of this Section 4.07 shall be followed in respect of said subleasing, assigning or other transfer thereof.
         (c) If the Managing Co-Tenant shall effectively exercise its Right of First Offer, then the Transferring Co-Tenant shall sublease, assign or otherwise transfer, as the case may be, to the Managing Co-Tenant (or its Affiliate) (herein the "exercising Co-Tenant") and the exercising Co-Tenant shall hire and take from the Transferring Co-Tenant said Space or Interest upon the terms and conditions set forth in the Co-Tenant's Notice. Without limitation of the foregoing, the exercising Co-Tenant shall, with respect to the Interest, be subject to all of the terms and provisions set forth in this Agreement, the Lease and any Leasehold Mortgages, including, without limitation, all provisions respecting the use of the Space.
         (d) The Transferring Co-Tenant shall indemnify and hold harmless the other Co-Tenants (other than the exercising Co- Tenant) and the Property from and against any and all real property transfer and transfer gains taxes, and any Commercial Rent or Occupancy Tax, in any way related to the transfer of the offered Space or Interest and shall execute and deliver all documents and instruments to the exercising Co-Tenant as necessary and appropriate to effectuate the transfer of such Space or Interest, as the case may be. If, as of the closing, the Transferring Co-Tenant





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
has any outstanding debts to the other Co-Tenants (as Co-Tenants), an amount sufficient to satisfy all such outstanding debts including any interest earned thereon, shall be paid to Managing Co-Tenant out of the proceeds for the sublease, assignment or other transfer at the closing thereof, to be held for and on behalf of the Transferring Co-Tenant until all such outstanding debts of the Transferring Co-Tenant, including interest, if any, shall have been paid and discharged in full.
         (e)  Notwithstanding anything to the contrary contained in this
Article IV, the Right of First Offer shall not be appli- cable with respect to
(i) any sublease or assignment to an Affiliate of the Co-Tenant or (ii) any sublease to an existing subtenant of the Transferring Co-Tenant (previously approved by the Managing Co-Tenant in accordance with the terms and provisions of Section 4.02 hereof) then occupying at least 100,000 square feet of space in the Premises (a "Major Subtenant").

         4.08.  RIGHT OF FIRST REFUSAL

         (a) Subject to the provisions of Section 4.03 and except as provided in Section 4.08(d), if at any time during the term of this Agreement, any Co-Tenant shall desire to sublet all or any portion of its Space or assign or otherwise transfer all or any part of its Interest to any person or entity in accordance with a bona fide offer therefor (a "Bona Fide Offer"), then Lehman, if such Co-Tenant is a Lehman Co-Tenant, or Amexco, if





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
such Co-Tenant is an AMEX Co-Tenant, so desiring to accept such Bona Fide Offer (the "Offeree Co-Tenant") shall give the other Designated Co-Tenant (i) a copy of such Bona Fide Offer and (ii) a written notice which shall set forth the identity, resume of individual principals and general financial and managerial capacity of the offeror of the Bona Fide Offer (the "BFO"), including, without limitation, information with respect to any financial rating and credit history thereof, and the intended use or uses of the transferred portion of the Space or the Interest (collectively, the "Bona Fide Offer Notice"). Every Bona Fide Offer shall be expressed only in cash and/or debt securities payable in lawful money. Additionally, the Offeree Co-Tenant shall, at a time not later than the receipt by the other Designated Co-Tenant of a Bona Fide Offer Notice, have delivered to the BFO a written notice which expressly states that the BFO's offer is subject to the Right of First Refusal (hereinafter defined) provided for herein. The other Designated Co-Tenant shall thereafter have the right for itself, its Affiliates or its Major Subtenants (the "Right of First Refusal") to sublease, take an assignment of, or otherwise be the transferee of, as the case may be, the Offeree Co-Tenant's Space or Interest, as the case may be, on terms which reflect at least the same amount of cash as the amount contained in the Bona Fide Offer and debt securities of equivalent value to the debt securities which are part of the Bona Fide Offer (such valuation in each case to be made by an investment banker reasonably acceptable to both the Offeree Co-Tenant and the other Designated Co-Tenant). The other Designated Co-Tenant shall exercise such Right of First Refusal by giving the Offeree Co-Tenant written notice thereof within ten (10) days (the "First Refusal Period") after receipt of the Bona Fide Offer Notice from the Offeree Co-Tenant of its desire to transfer its Space or Interest, as the case may be. Time shall be of the essence as to the First Refusal Period.
         (b) Failure to deliver written notice prior to the end of the final day of the First Refusal Period shall constitute an election not to exercise the Right of First Refusal with respect to such Offeree Co-Tenant's Space or Interest, as the case may be. In the event of any exercise of the Right of First Refusal, the transfer of the Offeree Co-Tenant's Interest to the other Designated Co-Tenant (or its Affiliate) (herein the "exercising Co-Tenant") shall be consummated and closed within one hundred twenty (120) days (or, if additional time is needed to obtain any regulatory approvals, as soon as possible thereafter) after the date of the Offeree Co-Tenant's Bona Fide Offer Notice. The Offeree Co-Tenant shall indemnify and hold harmless the other Co-Tenants (other than the exercising Co-Tenant) and the Property from and against any and all real property transfer and transfer gains taxes, and any Commercial Rent or Occupancy Tax, in any way related to such transfer, and shall execute and deliver all documents and instruments to the exercising Co-Tenant as necessary and appropriate to effectuate the transfer of such offered Space or Interest, as the case may be. If as of the closing the Offeree Co-Tenant has any outstanding debts to the other Co-Tenants (as Co-Tenants), an amount sufficient to satisfy all such outstanding debt, including any interest earned thereon, shall be paid to the Managing Co-Tenant for and on behalf of the Offeree Co-Tenant until all outstanding debts relating to the Property of the Offeree Co-Tenant, including interest, if any, shall have been paid and discharged in full.
         (c) In the event there is no timely exercise of the Right of First Refusal in a particular instance and the consent of the Managing Co-Tenant is obtained, an Offeree Co-Tenant shall then be permitted in such instance to transfer its Space or Interest, as the case may be, to the person or entity identified in the Bona Fide Offer Notice on terms identical in all material respects to those described therein. The closing and consummation of such transfer shall occur within one hundred eighty (180) days after the date set forth for the date of closing in the Bona Fide Offer Notice (or, if additional time is needed to obtain any regulatory approvals, as soon as possible thereafter), and, if such transfer is not so closed and consummated to such person or entity on such identical terms within such one hundred eighty

(180) day period (as extended, as set forth above), the Right of First Refusal shall again be exercisable with respect to the Space or Interest thereafter proposed to be transferred. In the event any Space or Interest is sublet or transferred in accordance with the terms hereof, then the person or entity to whom such Space or Interest is transferred shall take such Space or acquire such Interest, subject in all respects to the terms and provisions of this Agreement.
         (d)  Notwithstanding anything to the contrary contained in this
Article IV, the Right of First Refusal shall not be applicable with respect to
(i) any sublease or assignment to an Affiliate of the Co-Tenant or (ii) a sublease to a Major Subtenant.

         4.09.  REQUIRED TRANSFERS

          If AEBL, TRSCO or any other Co-Tenant which is then one of the AMEX Co-Tenants, on one hand, or LGS, LCP or any other Co-Tenant which is then one of the Lehman Co-Tenants, on the other hand, shall at any time cease to be an Affiliate of Amexco or Lehman, as the case may be, then the Interest of such Co-Tenant shall at the option of the related Designated Co-Tenant be transferred to such related Designated Co-Tenant and such related Designated Co-Tenant shall have the right to sublet back such space to the entity that has ceased to be an Affiliate upon market terms and conditions subject to the terms and conditions of

Section 4.02 hereof. If such related Designated Co-Tenant elects not to exercise such option to acquire such Interest, then the non-related Designated Co-Tenant shall have the right to acquire from the related Designated Co-Tenant such Interest, upon 180 days' notice, at Fair Market Value as determined pursuant to the Option Agreement, dated as of the date hereof, among the Lehman Co- Tenants and the Amex Co-Tenants.

         4.10.  BROKERAGE

         (a) No Co-Tenant shall contact, have discussions or negotiate with in any manner whatsoever, a broker, finder or like agent in connection with any sublease of any part of its Space, assignment or other transfer in whole or in part of its Interest, except through its Designated Co-Tenant, which shall coordinate all brokerage activities with respect to the Building with the other Designated Co-Tenant.
         (b) Managing Co-Tenant shall have the right to contract with a broker in order to facilitate the rental of any portion of the Retail Space in the Property or any Common Facilities which shall have been converted to office or retail use. Any brokerage commission due in the event of the rental of any such space shall be borne by the Co-Tenants in accordance with their respective Interests.





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
         4.11.  RIGHT OF DISAPPROVAL

         Notwithstanding anything contained herein to the contrary, with respect to any proposed mortgaging, creation of a security interest, or other encumbrances of all or any part of a Co-Tenant's Interest, Managing Co-Tenant, shall have the right (the "Right of Disapproval"), to be exercised in its sole and absolute discretion, to disapprove of any such proposal, and if Managing Co-Tenant, should exercise such Right of Disapproval with respect to any such proposal, the party making such proposal shall not effect or permit to be effected the proposed mortgaging, creation of security interest or other encumbrance, as the case may be.

         4.12.  SUBMISSION TO CONDOMINIUM REGIME

         (a) After satisfaction of the Existing Leasehold Mortgages and Existing Notes, upon the request of either Designated Co-Tenant and upon ninety
(90) days' notice from one to the other, the Co-Tenants shall together submit the Leasehold to the provisions of Article 9-B of the Real Property Law of the State of New York or any statute in lieu thereof (the "Condominium Act") by executing and recording such instruments (collectively, the "Declaration") by which the Leasehold is submitted to the Condominium Act, together with all amendments, modifications and all supplements thereto, subject in all respects to any requisite consent by the landlord under the Lease and the holders of any





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Leasehold Mortgage.  Except as provided in this Section 4.13, the Declaration
(or other documents executed in connection therewith or contemporaneously thereto) shall conform in all material respects to the terms, provisions and intent of this Agreement and shall provide, inter alia, (i) for the Interests of each Co-Tenant under this Agreement to be exchanged for an appropriate condominium unit as described in the Declaration, (ii) for Common Facilities to be treated substantially in the same manner as provided in this Agreement,
(iii) for Managing Co-Tenant to have the rights and obligations contained (and to be determined or designated, as the case may be, in the manner set forth) in this Agreement, (iv) for restrictions on the transfers of, and encumbrances upon, the condominium units which are equivalent to the restrictions on the transfers of, and encumbrances upon, the Interests and subletting of Space contained in this Agreement (as supplemented and modified by clause (b), below), provided, however, that the Declaration shall not contain a right of disapproval comparable to the right described in Section 4.12, and (v) for costs with respect to the Property to be allocated and paid as provided in this Agreement.
         (b) The Declaration (and such other documents) shall permit the owner of each condominium unit to:
              (i) enter into a traditional "sale-leaseback" financing transaction with an "institutional lender", as such term is defined in the Lease (an "Institutional Lender") , which is not an entity of the type proscribed in clause (x) of Section 4.02, provided that the other unit owners are given a right of first offer, comparable to the right described in Section 4.07, both to enter into the sale-leaseback as the owner/lessor and to acquire the interest of the owner/lessor upon all subsequent transfers thereof;
              (ii) grant a mortgage encumbering its condominium unit to an Institutional Lender which is not an entity of the type proscribed in clause
(x) of Section 4.02, provided that the other unit owners are given a right of first offer, comparable to the right described in Section 4.07, to be the mortgagee in any such mortgage transaction, and, notwithstanding anything contained elsewhere herein, permit a successful bidder/purchaser at a foreclosure sale to transfer its interest in the condominium unit to a transferee free of any occupancy restrictions or any restrictions on transfers contained in the Declaration, provided that said transferee and all subsequent transferees shall take the condominium unit subject to all such restrictions; and
              (iii) transfer its condominium unit to a transferee which has a financial rating or balance sheet and income statement of the type described in clause (v) of Section 4.02, which is not a competitor of the type described in clause (viii) of Section 4.02 and which is not an entity of the type proscribed in clause (x) of Section 4.02, provided that the other unit owners are given the right of first refusal (comparable to the right described in Section 4.08), and further provided that the condominium unit shall be occupied only in accordance with the provisions of the Declaration.
         (c) The Leasehold shall not be submitted to the provisions of the Condominium Act if, in the opinion of Stroock & Stroock & Lavan (or any other law firm selected by the Managing Co-Tenant), (i) the provisions of the Declaration with regard to the clauses set forth in (a) and (b) above, are, more likely than not, unenforceable, (ii) the Leasehold Mortgages then outstanding cannot be partially released and/or reallocated to permit a transfer of a condominium unit or (iii) the Declaration shall contain any provision which in any material respect violates any provision of law.
         (d) The Designated Co-Tenant initially electing to file the Declaration shall pay all costs and expenses incurred in order to file the Declaration and effect the exchange of Interests as referred to in clause (a) above (the "Submission Costs"), which shall include, without limitation, transfer and transfer gains taxes and attorneys' fees and disbursements and shall reimburse the other Designated Co-Tenant for those costs and expenses which the other Designated Co-Tenant would not have incurred if not for the filing of the Declaration including, without limitation, loss of any tax credits or governmental benefits or subsidies.

                                   ARTICLE V

                                    GENERAL

         5.01.  NOTICES
         (a) All notices, demands, consents, approvals, requests or other communications provided for or permitted to be given pursuant to this Agreement must be in writing.
         (b) All notices, demands, consents, requests or other communications to be sent to any Co-Tenant hereunder shall be deemed to have been properly given or served when personally delivered, provided receipt is acknowledged, or three days after being deposited in the United States mails, postage prepaid, certified mail, return receipt requested.
         (c) All notices required, permitted or appropriate hereunder shall be served upon the respective parties at the following addresses:

         If to the AMEX
         Co-Tenants, to
         Amexco at:               American Express Company
                                           American Express Tower
                                           World Financial Center
                                           New York, New York 10285
                                           Attn: General Counsel


         If to the Lehman
         Co-Tenants, to
         Lehman at:               Lehman Brothers Inc.
                                           American Express Tower
                                           World Financial Center
                                           New York, New York  10285
                                           Attention:  Vice-Chairman
or to such other addresses as may be designated by notice to the other parties hereto.

         5.02.  ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement among the Co-Tenants relative to the Property, its ownership and its operation. No variations, modifications, or changes herein or hereof shall be binding upon any Co-Tenant unless set forth in a document duly executed and acknowledged by or on behalf of such Co-Tenant (through its Designated Co-Tenant).

         5.03.  GOVERNING LAWS

         This Agreement and the rights and obligations of the Co-Tenants hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of New York.

         5.04.  WAIVER

         No consent or waiver, express or implied, by any Co-Tenant to or of any breach or default by any other Co-Tenant in the performance by a Co-Tenant of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by any Co-Tenant of the same or any other obligations of any other Co-Tenant hereunder. Failure on the part of any Co-Tenant to complain of any act or failure to act of any other Co-Tenant or to declare any other Co-Tenant in default, irrespective of how long such failure continues, shall not constitute a waiver by such Co-Tenant of its rights hereunder.

         5.05.  SEVERABILITY

         (a) If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circum- stances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.
         (b) If any provision of this Agreement or the application thereof to any person or circumstance shall violate any of the provisions of the Lease or any Leasehold Mortgages, then said provision of this Agreement shall be deemed to be of no force and effect, it being understood that said provision shall continue to have full force and effect with respect to the application thereof to all other persons or circumstances.

         5.06.  BENEFIT

         The provisions of this Agreement relate only to the Co-Tenants and their successors and permitted assigns, and are not intended to benefit any other parties and are in no event to be enforceable by any other parties.

         5.07.  TERMINOLOGY

         All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles are for convenience only, and neither limit nor amplify the provisions of this Agreement.

         5.08.  STATUS REPORTS

         Recognizing that each Co-Tenant may find it necessary from time to time to establish to third parties such as accountants, banks, mortgagees, subtenants and assignees, or the like, the then current status of performance hereunder, each Co-Tenant agrees, upon the written request of any other Co-Tenant, made from time to time, to prepare, execute and furnish to the requesting Co-Tenant promptly a written statement (which statement shall be acknowledged, if requested) with respect to the status of any matter pertaining to this Agreement, which statement may be to the best of the knowledge and belief of the party making such statement.

         5.09.  NO RECORDING OF THIS AGREEMENT

         The Co-Tenants covenant that neither this Agreement, nor any memorandum hereof, shall be filed or recorded.

         5.10.  BINDING AGREEMENT

         Subject to the restrictions on transfers and encumbrances set forth herein, this Agreement shall inure to the bene-fit of and be binding upon the Co-Tenants and their respective successors (whether by operation of law or otherwise), and permitted assigns.

         5.11.  LIABILITY OF CO-TENANTS/INDEMNIFICATION

         (a) In performing its duties hereunder, each Co-Tenant shall act at all times in good faith and shall use best efforts in all respects to collect from the Building's and each Co-Tenant's respective insurance policy before proceeding against another Co- Tenant hereunder.
         (b) In the event of any physical damage to property of any Co-Tenant (a "Non-Negligent Co-Tenant"), to the extent such physical damage is not covered by insurance, such Non-Negligent Co-Tenant shall be responsible for such uninsured damage provided that, to the extent such damage was caused by the gross negligence, bad faith or wilful misconduct of any other Co-Tenant, such Co- Tenant shall indemnify, defend and hold such Non-Negligent Co-Tenant harmless from and against all uninsured physical property damage incurred by such Non-Negligent Co-Tenant and caused by such gross negligence, bad faith or wilful misconduct.
         (c) Amexco and Lehman hereby mutually indemnify one another and hold the other free and harmless from and against any losses or damages, which may be incurred by, or asserted against, either Amexco or Lehman on account of the injury to any person or property damage liability occurring at any of the Common Facili-ties. Amexco and Lehman shall be liable for any losses or damages arising out of injuries to a third party or third party's property sustained in a Common Facility in accordance with the respective Interest, provided however that in regard to injuries to a third party or a third party's property who is an employee of any Co-Tenant, Amexco and Lehman shall be jointly (but not severally) liable for any such losses and damages on a 50/50 basis and; provided, further however, that in regard to injuries to a third party or a third party's property sustained entirely within a Co-Tenant's Space, the Co-Tenant occupying such Space shall indemnify and hold harmless all other Co-Tenants against losses or damages arising out of claims brought by such third party.
         (d) Notwithstanding anything to the contrary contained herein, no Co-Tenant shall be liable to any other Co-Tenant for any consequential damages (including without limitation, loss of business, and loss of use or income from the Property), as the result of any loss or damage incurred by any Co-Tenant in connection with the Building.
         (e) In connection with the Managing Co-Tenant entering into any contract or agreement with a vendor, the Managing Co- Tenant will endeavor to require that such vendor have insurance in force that is reasonable and customary, and will endeavor in good faith to require that such policies of insurance name each Co-Tenant as an additional insured. The failure of the Managing Co-

Tenant to comply with the foregoing shall not result in any liability accruing to the Managing Co-Tenant unless the Managing Co- Tenant acts in complete disregard with respect to its obligations set forth in this paragraph (e).

         5.12.  CLAIMS
         Whenever any Co-Tenant shall learn through the filing of a claim or the commencement of a proceeding or otherwise of the existence of any liability for which another Co-Tenant is or may be responsible and which relates to the Property, such Co-Tenant shall notify the other Co-Tenants and Managing Co-Tenant promptly and furnish such copies of documents (and make originals thereof available) and such other information as such Co-Tenant may have which may be used or useful in the defense of such claims.

         5.13.  CONSENT OR APPROVAL

         In any case where the provisions of this Agreement require the consent or approval of Managing Co-Tenant (other than such consents or approvals as required in Article IV hereof), Managing Co-Tenant agrees that it will respond affirmatively or negatively (stating specific reasons for the denial) and in writing to requests for such consents or approvals within ten (10) days of receipt therefor unless Managing Co-Tenant advises in writing it will need longer than ten (10) days, in which case Managing Co-Tenant shall respond within thirty (30) days of receipt of written request therefor, it being understood that any such request for approval shall apply only with respect to the particular matter or act to which such consent or approval is sought. If Managing Co-Tenant shall fail to so respond affirmatively or negatively (with specific reasons for the denial) to any such request within such 10-day period, the requested consent or approval of Managing Co-Tenant shall be deemed to have been given.

         5.14.  TERM

         (a) The term of this Agreement shall commence on the date of execution hereof and shall continue until the earlier occurrence of the following events:
              (i) the assignment or other transfer (by one or a series of transactions) of the whole of the Interests of each of the Initial Co-Tenants (including a termination of the Lease) and the distribution of the proceeds of such transfer or transfers; or
              (ii) the decision of the Managing Co-Tenant to terminate this Agreement.
         (b) In the event of the assignment or other transfer of the whole of the Interests of each of the Co-Tenants (including a termination of the Lease), the parties agree that the costs incurred in connection with such transfer including, without limitation, all real property and transfer gain taxes shall be paid by the Co-Tenants in accordance with their respective Interests at the time of such transfer and that any monies remaining shall be distributed to the Co-Tenants in accordance with their respective Interests at the time of such transfer.

         5.15.  ARBITRATION

         All disputes or questions between or among the Co-Tenants shall be settled by arbitration as hereinafter provided. All arbitrations shall be initiated, prosecuted and defended by the Designated Co-Tenants only. The Designated Co-Tenant desiring arbitration shall appoint a disinterested person as arbitrator on its behalf and give notice thereof to the other Designated Co-Tenant who shall, within 15 days thereafter, appoint a second disinterested person as arbitrator on its behalf and-give written notice thereof to the first Designated Co-Tenant. The two arbitrators thus appointed shall together appoint a third disinterested person within 15 days after the appointment of the second arbitrator, and said three arbitrators shall, as promptly as possible, determine the matter which is the subject of the arbitration and the decision of the majority of them shall be conclusive and binding on all Co-Tenants and judgment upon the award may be entered in any court having jurisdiction. If, after appointment of the first arbitrator, the Designated Co-Tenant who shall have the right pursuant to the foregoing to appoint a second arbitrator fails or neglects to do so, then in such event, the other Designated Co-Tenant (or if the two arbitrators appointed by the Designated Co-Tenants shall fail to appoint a third arbitrator when required hereunder, then either Designated Co-Tenant) may apply to any court of competent jurisdiction to appoint such arbitrator. The arbitration shall be conducted in the City and County of New York and, to the extent applicable and consistent with this Section 5.16, shall be in accordance with the Commercial Arbitration Rules then obtaining of the American Arbitration Association or successor body of similar function. The expenses of arbitration shall be shared equally by the Designated Co-Tena- nts, and each Designated Co-Tenant shall be responsible for the fees and disbursements of its own attorneys and the expenses of its own proof. The Co-Tenants agree to sign all documents and do all other things necessary to submit any such matter to arbitration and further agree to, and hereby do, waive any and all rights they or any of them may at any time have to revoke their agreement hereof to submit to arbitration and to abide by the decision rendered thereof. The arbitrators shall have no power to vary or modify any of the provisions of this Agreement and their jurisdiction is limited accordingly. If the arbitration concerns only construction matters, then each of the arbitrators shall be licensed professional engineers or registered architects, having at least ten (10) years' experience in the design of office buildings. If the arbitration concerns only the value of real property, then each of the arbitrators shall be members of the American Institute of Real Estate Appraisers or the Society of

Real Estate Appraisers, or any successor bodies of comparable function, having at least ten (10) years' experience in the appraisal of first class office buildings.

         5.16.  CONSUMER PRICE INDEX

         As used herein, the term "Consumer Price Index" shall mean the "Consumer Price Index for All Urban Consumers" (1967-100) specified for "All Items" relating to New York-Northern New Jersey-Long Island, NY-NJ-CT, published by the Bureau of Labor Statistics of the United States Department of Labor, or any successor index thereto covering New York City, appropriately adjusted.

         5.17.  AFFIRMATIVE ACTION PROGRAM

         The Co-Tenants hereby acknowledge that in connection with the acquisition of the Property, the Co-Tenants became bound to the provisions of a certain Affirmative Action Program Agreement, a copy of which is annexed to the Lease as Exhibit C. Such Affirmative Action Program Agreement requires compliance with BPCA's affirmative action program. The Co-Tenants further acknowledge that the Affirmative Action Program Agreement continues to be, and shall remain throughout the term of the Lease, in full force and effect and each Co-Tenant covenants to faithfully observe and comply with all provisions contained therein.

         5.18.  SIGNS; NAME OF BUILDING

         (a) No Co-Tenant shall display or erect any lettering, signs, advertisements, posters, displays or awnings on the outside of its Space or any interior signs which are visible from the outside (collectively, "Signs") without obtaining Managing Co-Tenant's prior written approval. In addition to complying with all of the terms and conditions of this Agreement and the Lease, each Co-Tenant shall submit to Managing Co-Tenant a detailed sketch of any such Sign and if approved, the same shall not be altered in any manner whatsoever without first obtaining Managing Co-Tenant's prior written consent for such proposed change. All such Signs shall be maintained by the Co-Tenant at its sole cost and expense in good order and condition, and in accordance with all of the terms and provisions of this Agreement. Any work done with respect to any Sign shall be considered to be a Co-Tenant's Change hereunder.
         (b) Amexco shall be permitted to change the name of the Building to conform with a change in the name of Amexco, without the consent of any Co-Tenant.

         5.19.  RULES AND REGULATIONS

         Each Co-Tenant agrees to comply with such rules and regulations which may from time to time be promulgated by the Managing Co-Tenant with respect to the use, maintenance and operation of the Property; provided, however, that all such rules and regulations shall be reasonable and equitable, consistent with the provisions of this Agreement and each Co-Tenant is given as much advance written notice thereof as is reasonably practical. Should there be a conflict between the rules and regulations and the provisions of this Agreement, the provisions of this Agreement shall govern.

         5.20.  POWER OF ATTORNEY

         Each of the Co-Tenants hereby constitutes, appoints and grants to the Managing Co-Tenant an irrevocable power of attorney, coupled with an interest, to execute any subleases, contracts and other instruments which Managing Co-Tenant is authorized to execute on behalf of the Co-Tenants in accordance with this Agreement.

         5.21  RECORDING OF EXISTING LEASEHOLD MORTGAGE.

         Amexco has the right at its option and its cost and expense at any time to cause the Existing Leasehold Mortgages to be recorded and to cause to be filed related financing statements and any other related documentation required in connection therewith, and the Lehman Co-Tenants will execute any such required financing statements and related documents.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto effective as of the date first set forth above.


                                       AMERICAN EXPRESS COMPANY


                                       By:
                                           ---------------------------
                                           Title:

                                       AMERICAN EXPRESS BANK LTD.


                                       By:
                                           ---------------------------
                                           Title:

                                       AMERICAN EXPRESS TRAVEL
                                       RELATED SERVICES COMPANY, INC.


                                       By:
                                           ---------------------------
                                           Title:

                                       LEHMAN BROTHERS INC.


                                       By:
                                           ---------------------------
                                           Title:

                                       LEHMAN GOVERNMENT
                                       SECURITIES, INC.


                                       By:
                                           ---------------------------
                                           Title:


                                       LEHMAN COMMERCIAL
                                       PAPER INCORPORATED


                                       By:
                                           ---------------------------
                                           Title:

COUNTY OF NEW YORK)
                  :  ss.:
STATE OF NEW YORK )


         On this ____ day of              , 1994, before me came
____________________________ to me known, who being by me duly sworn did depose and say that _he resides at _________________________________________, that
_he is the _______________________________________________ of AMERICAN EXPRESS
COMPANY, one of the CO-TENANTS described in and which executed the foregoing instrument; and that _he signed h__ name hereto by order of the Board of Directors of said corporation.





                                                ________________________________
                                                           Notary Public

COUNTY OF NEW YORK)
                  :  ss.:
STATE OF NEW YORK )


         On this ____ day of              , 1994, before me came
____________________________ to me known, who being by me duly sworn did depose and say that _he resides at _________________________________________, that
_he is the _______________________________________________ of AMERICAN EXPRESS
BANK LTD., one of the CO-TENANTS described in and which executed the foregoing instrument; and that _he signed h__ name hereto by order of the Board of Directors of said corporation.





                                                ________________________________
                                                           Notary Public

COUNTY OF NEW YORK)
                  :  ss.:
STATE OF NEW YORK )


         On this ____ day of              , 1994, before me came
____________________________ to me known, who being by me duly sworn did depose and say that _he resides at _________________________________________, that
_he is the _______________________________________________ of AMERICAN EXPRESS
TRAVEL RELATED SERVICES COMPANY, INC., one of the CO-TENANTS described in and which executed the foregoing instrument; and that _he signed h__ name hereto by order of the Board of Directors of said corporation.





                                                ________________________________
                                                           Notary Public

COUNTY OF NEW YORK)
                  :  ss.:
STATE OF NEW YORK )


         On this ____ day of              , 1994, before me came
____________________________ to me known, who being by me duly sworn did depose and say that _he resides at _________________________________________, that
_he is the _______________________________________________ of LEHMAN BROTHERS
INC., one of the CO-TENANTS described in and which executed the foregoing instrument; and that _he signed h__ name hereto by order of the Board of Directors of said corporation.





                                             _________________________________
                                                       Notary Public

COUNTY OF NEW YORK)
                  :  ss.:
STATE OF NEW YORK )


         On this ____ day of              , 1994, before me came
____________________________ to me known, who being by me duly sworn did depose and say that _he resides at _________________________________________, that
_he is the _______________________________________________ of LEHMAN GOVERNMENT
SECURITIES, INC., one of the CO-TENANTS described in and which executed the foregoing instrument; and that _he signed h__ name hereto by order of the Board of Directors of said corporation.





                                           _________________________________
                                                    Notary Public

COUNTY OF NEW YORK)
                  :  ss.:
STATE OF NEW YORK )


         On this ____ day of              , 1994, before me came
____________________________ to me known, who being by me duly sworn did depose and say that _he resides at _________________________________________, that
_he is the _______________________________________________ of LEHMAN COMMERCIAL
PAPER INCORPORATED, one of the CO-TENANTS described in and which executed the foregoing instrument; and that _he signed h__ name hereto by order of the Board of Directors of said corporation.





                                             _________________________________
                                                       Notary Public

                                   EXHIBIT A


                              DESCRIPTION OF LAND

Street lines noted in the descriptions of Parcel C, Easement no. 12, Easement no. 13, Easement no. 14, Easement no. 15A, Easement no. 15B, part of Vesey Street and part of North End Avenue are in accordance with map being prepared by New York City, said map has not been adopted by the Board of Estimate as yet. Street lines noted in the description of Easement no. 9 are in accordance with Map No. ACC. 30071 adopted by the New York City Board of Estimate on November 13, 1981.

Elevations refer to datum used by the Topographical Bureau, Borough of Manhattan which is 2.75 feet above datum used by the United States Coast and Geodetic survey, mean sea level, Sandy Hook, New Jersey.

Bearings noted herein are in the system used on the Borough Survey, President's office, Manhattan.

The following description is based upon the information shown on the Easement Plan.

Parcel C

All that certain plot, piece of parcel of land situate, lying and being in the City, County and State of New York, described as follows:

BEGINNING at the intersection of the southerly line of Vesey Street with the westerly line of Marginal Street, Wharf or Place and The United States Bulkhead Line approved by The Secretary of War, July 31, 1941:

The following 3 courses run along the westerly line of Marginal Street, Wharf or Place and The United States Bulkhead Line approved by The Secretary of War, July 31, 1941:

    1.   Running thence south 18o-34'-07" east, 46.78 feet;

    2.   thence south 18o-49'-40" east, 187.30 feet;

    3.   thence south 18o-59'-34" east, 41.09 feet;

    4.   thence south 77o-31'-29" west, 92.15 feet;

    5.   thence south 12o-28'-31" east, 51.54 feet;

    6.   thence south 77o-08'-34" west, 22.36 feet;

    7. thence northwesterly, curving to the left, on the arc of a circle whose radial line bears south 77o-08'-34" west, having a radius of
         56.08 feet and a
         central angle of 77o-08'-34" west, 75.51 feet to a point of tangency;

    8.   thence due west, 21.42 feet;

    9.   thence due north, 10.00 feet;

    10.  thence due west, 45.00 feet;

    11.  thence due north, 10.00 feet;

    12.  thence due west, 81.16 feet;

    13.  thence due south, 22.00 feet;

    14.  thence due west, 20.92 feet;

    15.  thence due north, 212.41 feet;

    16.  thence due west, 15.00 feet;

    17.  thence due north, 89.88 feet to the southerly line of Vesey Street;

    18.  thence south 88o-07'-10" east along the southerly line of Vesey Street
         250.24 feet to the point or place of BEGINNING.

The following five descriptions are based upon the information shown on the Parcel Lines Easement Plan.

Together with the following exclusive easements, on the terms and subject to the conditions set forth with respect thereto in Section 41.07 of the Lease.

                                EASEMENT NO. 12
                            GROUND FLOOR RETAIL AREA

All that portion of the parcel below described lying between a lower horizontal plane drawn at elevation 12.50 feet and an upper horizontal plane drawn at elevation 31.00 feet bounded and described as follows:

BEGINNING at a point 133.09 feet, as measured along the southerly line of Vesey Street, west of the intersection of the westerly line of Marginal Street, Wharf or Place and The United States Bulkhead Line approved by the Secretary of War, July 31, 1941, with the southerly line of Vesey Street and 276.45 feet, as measured along a line bearing due south, south of the southerly line of Vesey Street;

    1.   Running thence due south, 10.00 feet;

    2.   thence due east, 45.00 feet;

    3.   thence due south, 12.08 feet;

    4.   thence due west, 47.08 feet;

    5.   thence due north, 10.00 feet;

    6.   thence due west, 67.50 feet;

    7.   thence due north, 12.08 feet;

    8.   thence due east, 69.58 feet to the point or place of BEGINNING.

                                EASEMENT NO. 13
                           SECOND FLOOR BALCONY AREA

All that portion of the parcel below described lying between a lower horizontal plane drawn at elevation 31.00 feet and an upper horizontal plane drawn at elevation 52.00 feet bounded and described as follows:

BEGINNING at a point 133.09 feet, as measured along the southerly line of Vesey Street, west of the intersection of the westerly line of Marginal Street, Wharf or Place and The United States Bulkhead Line approved by The Secretary of War, July 31, 1941, with the southerly line of Vesey Street and 276.45 feet, as measured along a line bearing due south, south of the southerly line of Vesey Street;

    1.   Running thence due south, 10.00 feet;

    2.   thence due east, 45.00 feet;

    3.   thence due south 12.08 feet;

    4.   thence due west, 47.08 feet;

    5.   thence due north, 10.00 feet;

    6.   thence due west, 67.50 feet;

    7.   thence due north, 12.08 feet;

    8.   thence due east, 69.58 feet to the point or place of BEGINNING.

                                EASEMENT NO. 14
                      NORTH COURTYARD WING MECHANICAL AREA

All that portion of the parcel below described lying between a lower horizontal plane drawn at elevation 54.00 feet and an upper horizontal plane drawn at elevation 65.75 feet bounded and described as follows:

BEGINNING at a point 250.24 feet, as measured along the southerly line of Vesey Street, west of the intersection of the westerly line of Marginal Street, Wharf or Place and The United States Bulkhead Line approved by The Secretary of War, July 31, 1941, with the southerly line of Vesey Street and 45.88 feet, as measured along a line bearing due south, south of the southerly line of Vesey Street;

    1.   Running thence due south, 44.00 feet;

    2.   thence due west, 26.50 feet;

    3.   thence due north, 44.50 feet;

    4.   thence due east, 26.50 feet to the point or place of BEGINNING.

                                EASEMENT NO. 15A
                      SOUTH COURTYARD WING MECHANICAL AREA

All that portion of the parcel below described lying between a lower horizontal plane drawn at elevation 53.00 feet and an upper horizontal plane drawn at elevation 65.75 feet bounded and described as follows:

BEGINNING at a point 235.23 feet, as measured along the southerly line of Vesey Street, west of the intersection of the westerly line of Marginal Street, Wharf or Place and The United States Bulkhead Line approved by The Secretary of War, July 31, 1941 with the southerly line of Vesey Street and 202.38 feet, as measured along a line bearing due south, south of the southerly line of Vesey Street;

    1.   Running thence due south, 66.00 feet;

    2.   thence due west, 11.50 feet;

    3.   thence due north, 66.00 feet;

    4.   thence due east, 11.50 feet to the point or place of BEGINNING.

                                EASEMENT NO. 15B
                      SOUTH COURTYARD WING MECHANICAL AREA

All that portion of the parcel below described lying between a lower horizontal plane drawn at elevation 54.00 feet and an upper horizontal plane drawn at elevation 65.75 feet bounded and described as follows:

BEGINNING at a point 291.76 feet, as measured along the southerly line of Vesey Street, west of the intersection of the westerly line of Marginal Street, Wharf or Place and The United States Bulkhead Line approved by The Secretary of War, July 31, 1941, with the southerly line of Vesey Street and 204.24 feet, as measured along a line bearing due south, south of the southerly line of Vesey Street.

    1.   Running thence due east, 45.00 feet;

    2.   thence due south, 66.00 feet;

    3.   thence due west, 28.00 feet;

    4.   thence due south, 2.00 feet;

    5.   thence due west, 17.00 feet;

    6.   thence due north, 68.00 feet to the point or place of BEGINNING.

The following seven descriptions are based upon the information shown on the Easement Plan.

Together with the following nonexclusive easements, on the terms and subject to the conditions set forth with respect thereto in Section 41.07 of the Lease.

                                 EASEMENT NO. 9
                                VEHICULAR ACCESS

All that portion of the parcel below described lying between a lower horizontal plane drawn at elevation -50.0 feet and an upper horizontal plane drawn at elevation 29.5 feet bounded and described as follows:

BEGINNING at a point in the northerly line of Liberty Street, distant 216.96 feet westerly from the intersection of the northerly line of Liberty Street with the westerly line of Marginal Street, Wharf or Place and The United States Bulkhead Line approved by the Secretary of War, July 31, 1941;

    1. Running thence due west, along the northerly line of Liberty Street, 92.18 feet;

    2.   thence north 12o-28'-31" west, 105.56 feet;

    3.   thence north 73o-04'-45" east, 90.27 feet;

    4. thence south 12o-28'-31" east, 132.47 feet to the point or place of BEGINNING.

                                EASEMENT NO. 11
                              TURNING CIRCLE AREA

All that portion of the parcel below described lying between a lower horizontal plane drawn at elevation -50.0 feet and an upper horizontal plane drawn at elevation 29.5 feet bounded and described as follows:

BEGINNING at a coordinate north 4370.933, west 10580.253;

    1.   Running thence north 12o-28'-31" west, 55.48 feet;

    2. thence southeasterly, curving to the right on the arc of a circle whose radical line bears south 51o-43'-54" west, having a radius of
         63.75 feet and a central angle of 51o-35'-11", 57.40 feet to the point or place of BEGINNING.

                             PART OF VESEY STREET

BEGINNING at the intersection of the southerly line of Vesey Street and the westerly line of Marginal Street, Wharf or Place and The United States Bulkhead Line approved by The Secretary of War, July 31, 1941:

    1. Running thence north 88o-07'-10" west, along the southerly line of Vesey Street, 693.61 feet;

    2. thence north 1o-52'-50" east, 100.00 feet, to the northerly line of Vesey Street;

    3. thence south 88o-07'-10" east, along the northerly line of Vesey Street, 655.68 feet, to the westerly line of Marginal Street, Wharf or Place and The United States Bulkhead Line approved by The Secretary of War, July 31, 1941;

    4. thence south 18o-56'-00" east, along the westerly line of Marginal Street, Wharf or Place and The United States Bulkhead Line approved by The Secretary of War, July 31, 1941, 94.24 feet to an angle point therein;

    5. thence south 18o-34'-07" east, still along the westerly line of Marginal Street, Wharf or Place and The United States Bulkhead Line approved by The Secretary of War, July 31, 1941, 12.71 feet to the point or place of BEGINNING.

                           PART OF NORTH END AVENUE

BEGINNING at the intersection of the southerly line of Vesey Street and the easterly line of North End Avenue:

    1. Running thence south 1o-52'-50" west, along the easterly line of North End Avenue, 355.00 feet, to the southerly line of North End Avenue;

    2. thence north 88o-07'-10" west, along the southerly line of North End Avenue, 100.00 feet, to the westerly line of North End Avenue;

    3. thence north 1o-52'-50" east, along the westerly line of North End Avenue, 355.00 feet, to the northerly line of North End Avenue which is coincident with a portion of the southerly line of Vesey Street;

    4. thence south 88o-07'-10" east, along the northerly line of North End Avenue which is coincident with a portion of the southerly line of Vesey Street, 100.00 feet, to the point or place of BEGINNING.

                                     PLAZA

Line of Liberty Street is in accordance with Map No. ACC. 30071 adopted by the New York City Board of Estimate, November 13, 1981.

Line of North End Avenue is in accordance with map being prepared by New York City, said map has not been adopted by the Board of Estimate as yet.

BEGINNING at a point in the northerly line of Liberty Street distant 216.96 feet westerly from the intersection of the northerly line of Liberty Street with the westerly line of Marginal Street, Wharf or Place and The United States Bulkhead Line approved by The Secretary of War, July 31, 1941:

    1.   Running thence due west, along the northerly line of Liberty Street,
         412.64 feet;

    2.   thence north 73o-04'-45" east, 78.82 feet;

    3.   thence north 18o-36'-20" west, 463.95 feet;

    4.   thence south  71o-07'-33" west, 194.68 feet to a point of curvature;

    5. thence westerly, on a curve to the right having a radius of 1880.08 feet, a central angle of 3o-01'-26" and a distance of 99.23 feet;

    6.   thence north 1o-52'-50" east, 143.14 feet;

    7. thence south 88o-07'-10" east, along the southerly line of North End Avenue, 100.00 feet;

    8. thence north 1o-52'-50" east, along the easterly line of North End Avenue, 61.29 feet;

    9.   thence due east, 354.87 feet;

    10.  thence due south, 343.47 feet;

    11.  thence due east, 72.58 feet;

    12.  thence south 12o-28'-31" east, 108.28 feet;

    13.  thence north 77o-31'-29": east, 86.50 feet;

    14.  thence south 16o-55'-15" east, 38.01 feet;

    15.  thence north 73o-04'-45" east, 86.27 feet

    16. thence south 12o-28'-31" east, 132.47 feet to the point or place of BEGINNING.

                          NORTHERN PEDESTRIAN BRIDGE

As shown on Map N. ACC. 30079 adopted by the New York City Board of Estimate, December 16, 1982.

                          SOUTHERN PEDESTRIAN BRIDGE

As shown on Map No. ACC. 30071 adopted by the New York City Board of Estimate, November 13, 1981.

                                  EXHIBIT B

                               [SPACE SCHEDULE]

                                  EXHIBIT C

                             [COMMON FACILITIES]

                                  EXHIBIT D



                    [EMPLOYEE ASSISTANCE PROGRAM SERVICES]

                                  EXHIBIT E

                      [SUPPLEMENTAL EMPLOYEE ASSISTANCE
                              PROGRAM SERVICES]

                                  EXHIBIT F



                                SECURED AREAS





                        Entire Nineteenth (19th) Floor

                                  EXHIBIT G

                            AMERICAN EXPRESS TOWER
                                FORM OF BUDGET



         BUDGET CATEGORIES

         Bldg. Mgt. Force
         Bldg. Mgt. Force-Benefits
         Electricity
         Chilled Water
         Steam
         Oil/Gas
         Water
         Contract Cleaning-National
         Window Cleaning
         Carpet Cleaning
         Wood Floor Cleaning
         Fabric Wall Cleaning
         Contract Cleaning-Special Cleaning
         Rubbish Removal
         Maintenance & Repairs
         Maintenance Agreements
         Freight & Transportation
         Other Svc's & Sup.-Bldg. Sup.
         Other Svc's & Sup.-(BUNN)
         Telephone
         Legal Fees
         Consultant Fees
         Mgt. Fee (C&W)
         Other Professional Services
         Co-Mgt. Expenses
         Outside Security-Special Security
         Other Operating Exps.
         Occupancy Taxes
         Insurance
         TRS Security
         TRS Security-Equipment Maintenance

                                  EXHIBIT H

                           FITNESS CENTER SERVICES

                                  EXHIBIT I

                         MEDICAL DEPARTMENT SERVICES

                                  EXHIBIT J

                       [Designated Locations for Lehman
                          Messenger Messenger Center
                         and Lehman Incoming Delivery
                                   Station]